SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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X	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

GSE SYSTEMS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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GSE SYSTEMS, INC.
7133 Rutherford Road, Suite 200
Baltimore, MD 21244
(410) 277-3740

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of GSE Systems, Inc. on December 13, 2007.  The Special Meeting will begin at 11:00 a.m. local time at our headquarters located at 7133 Rutherford Road, Suite 200, Baltimore, Maryland 21244.

Information regarding each of the matters to be voted on at the Special Meeting is contained in the attached Proxy Statement and Notice of Special Meeting of Stockholders. We urge you to read the Proxy Statement carefully. In addition to the formal items of business, I will be available at the meeting to answer your questions. The Proxy Statement is being mailed to all stockholders on or about November 19, 2007.

Please note that only stockholders of record at the close of business on October 12, 2007 may vote at the meeting. Your vote is important. Whether or not you plan to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you in Baltimore on December 13, 2007.

Very truly yours,

Jerome I. Feldman
Chairman of the Board

GSE SYSTEMS, INC.
7133 Rutherford Road, Suite 200
Baltimore, MD 21244

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that  a special meeting of stockholders (the “Special Meeting”) of GSE Systems, Inc. (the “Company”) will be held on December 13, 2007, at 11:00 a.m. local time, at our headquarters located at 7133 Rutherford Road, Suite 200, Baltimore, Maryland and thereafter as it may from time to time be adjourned, for the purposes stated below:

1.  To approve the Company’s Second Amended and Restated Bylaws;

2.  To approve the Company’s Fourth Amended and Restated Certificate of Incorporation;

3.  To approve the Company’s 1995 Long-Term Incentive Plan (as Amended and Restated effective September 25, 2007); and

4.  To transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof.

The Board of Directors set October 12, 2007 as the record date for the meeting. This means that owners of the Company’s common stock at the close of business on that day are entitled to (a) receive this notice of the meeting, and (b) vote at the meeting or at any adjournments or postponements thereof. Information regarding each of the matters to be voted on at the Special Meeting is contained in the attached Proxy Statement and this Notice of Special Meeting of Stockholders. We urge you to read the Proxy Statement carefully. In addition to the formal items of business, I will be available at the meeting to answer your questions.

YOUR VOTE IS IMPORTANT!
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Please note that only stockholders of record at the close of business on October 12, 2007 may vote at the meeting. The list of stockholders as of the record date will be open for the examination by any stockholder at the Company’s principal offices in Baltimore, Maryland for any purpose germane to the meeting for a period of ten days prior to the Special Meeting. The list also will be available for the examination by any stockholder present at the meeting. Only those stockholders of record at the close of business on October 12, 2007 are entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Please note that information relating to stockholder proposals and submissions is located at the end of this proxy statement for your reference.

If you plan to attend the Special Meeting, please mark the appropriate box on the enclosed proxy card to help us plan for the meeting. If you do not expect to attend the meeting, you may indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the postage-paid envelope provided. Your prompt return of the enclosed proxy card will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation.

If you wish to attend the meeting and vote your shares in person at that time, you will still be able to do so. You may revoke your proxy before it is exercised by submitting to the Company’s Secretary a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

By Order of the Board of Directors

Jeffery G. Hough
Senior Vice President, Chief Financial Officer,
Secretary & Treasurer
Baltimore, Maryland
November 19, 2007

YOUR VOTE IS IMPORTANT. WE ENCOURAGE YOU TO READ THE ENCLOSED PROXY STATEMENT. WHETHER YOU EXPECT TO BE PRESENT AT THE MEETING OR NOT, PLEASE SIGN, DATE AND RETURN THE PROXY CARD, AND MAIL IT IN THE ENVELOPE PROVIDED, AS SOON AS POSSIBLE SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED EVEN IF YOU DO NOT ATTEND. A RETURN ENVELOPE WHICH IS POSTAGE PRE-PAID IF MAILED IN THE UNITED STATES IS ENCLOSED FOR YOUR CONVENIENCE. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

TABLE OF CONTENTS

ABOUT THE SPECIAL MEETING	1

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9

DIRECTORS AND EXECUTIVE OFFICERS	13

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	16

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	22

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION	22

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS	25

STOCKHOLDER PROPOSALS	25

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS	26

PROPOSAL 1 - APPROVAL OF THE PROPOSED SECOND AMENDED AND RESTATED BYLAWS	26

PROPOSAL 2 - APPROVAL OF THE PROPOSED FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	27

PROPOSAL 3 - APPROVAL OF THE PROPOSED 1995 LONG-TERM INCENTIVE PLAN (AS AMENDED AND RESTATED, EFFECTIVE SEPTEMBER 25, 2007)	29

OTHER BUSINESS	31

ANNUAL REPORT AND FINANCIAL STATEMENTS	32

GSE SYSTEMS, INC.
7133 Rutherford Road, Suite 200
Baltimore, MD 21244
(410) 277-3740

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS

To be Held on Thursday, December 13, 2007

ABOUT THE SPECIAL MEETING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

The Board of Directors (the “Board”) of GSE Systems, Inc. (the “Company”) is furnishing you this proxy statement and accompanying proxy card in connection with the solicitation of proxies by the Board for use at the Special Meeting of GSE Systems stockholders. The Special Meeting will be held at 11:00 a.m. local time on Thursday, December 13, 2007 at our headquarters located at 7133 Rutherford Road, Suite 200, Baltimore, Maryland. The proxies may also be voted at any adjournments or postponements of the Special Meeting.

This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided. The address of the Company’s principal executive offices is 7133 Rutherford Road, Suite 200, Baltimore, Maryland, 21244. The proxy materials and the Company’s 2007 Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2007 are first being sent to stockholders on or about November 19, 2007.

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

The purpose of the Special Meeting is to:

1.  Approve amendment of the Company’s Amended and Restated Bylaws as set forth in the proposed Second Amended and Restated Bylaws (see Exhibit A on page 33) allowing for utilization of the Direct Registration System;

2.  Approve amendment of the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate”) as set forth in the proposed Fourth Amended and Restated Certificate of Incorporation (see Exhibit B on page 44) providing for an increase in the number of shares of common stock authorized from 18,000,000 to 30,000,000 in order to have sufficient shares available for future issuance; and

3.  Approve amendment of the Company’s 1995 Long-Term Incentive Plan (as Amended and Restated effective April 28, 2005) (the “Plan”) as set forth in the proposed 1995 Long-Term Incentive Plan (as Amended and Restated effective September 25, 2007) (see Exhibit C on page 52) providing for an increase of 1,000,000 shares of common stock available for future issuance and to extend the term of the Plan an additional 10 years.

Our Board has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote “FOR” each of the proposals. In addition, our management will respond to questions from stockholders.

HOW MANY VOTES DO I HAVE?

We will send this proxy statement, the attached Notice of Special Meeting, and the enclosed proxy card on or about November 19, 2007 to all stockholders. Stockholders who owned GSE Systems common stock (“Common Stock”) at the close of business on October 12, 2007 (the “Record Date”) are entitled to one vote for each share of Common Stock they held on that date, in all matters properly brought before the Special Meeting.

On the Record Date, there was one class of stock issued and outstanding, the Common Stock. On that date there were 15,106,000 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote.

Brokers who hold shares of GSE Systems Common Stock in street name may not have the authority to vote on certain matters for which they have not received voting instructions from beneficial owners. Such broker non-votes, although present for quorum purposes, will be deemed shares not present to vote on such matters and will not be included in calculating the number of votes necessary for approval of such matters.

All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy unless the proxy is revoked before the meeting.

As a stockholder, you should specify your choice for each matter on the enclosed form of proxy. If no instructions are given, proxies that are signed and returned will be voted “FOR” the proposal to amend the Company’s Amended and Restated Bylaws as set forth in the proposed Second Amended and Restated Bylaws and “FOR” the proposal to amend the Certificate as set forth in the proposed Fourth Amended and Restated Certificate of Incorporation and “FOR” the proposal to amend the Plan as set forth in the proposed 1995 Long-Term Incentive Plan (as Amended and Restated, effective September 25, 2007).  Other matters that properly come before the Special Meeting will be voted upon by the persons named in the enclosed proxy in accordance with their best judgment.

The Company will continue its long-standing practice of holding the votes of all stockholders in confidence from directors, officers and employees except: (a) as necessary to meet applicable legal requirements and to assert and defend claims for or against the Company; (b) in case of a contested proxy solicitation; or (c) if a stockholder makes a written comment on the proxy card or otherwise communicates his/her vote to management.

WHO MAY VOTE ON THESE PROPOSALS?

All of the holders of record of GSE Systems Common Stock at the close of business on the Record Date will be entitled to vote at the Special Meeting or at any adjournments or postponements thereof. At the close of business on the Record Date, the Company had 15,106,000 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter that may properly come before the Special Meeting.

The Notice of Special Meeting, this proxy statement, the enclosed proxy and the GSE Systems’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007 is being mailed to stockholders on or about November 19, 2007.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s transfer agent, with respect to those shares, you are considered the “stockholder of record.” These proxy materials have been sent directly to you by the Company if you are a stockholder of record.

Many Company stockholders hold their shares through a broker, trustee or nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or another nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in street name, these proxy materials have been forwarded to you by your broker, trustee or nominee who is considered the stockholder of record with respect to those shares.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. For directions on how to vote shares beneficially held in street name, please refer to the voting instruction card provided by your broker, trustee or nominee. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

WHAT CONSTITUTES A QUORUM?

The presence in person or by proxy at the Special Meeting of the holders of at least a majority of the total number votes entitled to be cast, whether in person or by proxy, will constitute a quorum for the transaction of business. Shares of Common Stock represented by a properly signed and returned proxy will be counted as present at the Special Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: APPROVAL OF THE PROPOSED SECOND AMENDED AND RESTATED BYLAWS

The approval of Proposal 1 requires the affirmative vote of 66 2/3% of the combined voting power of all of the shares of all classes of capital stock of the Company then entitled to vote generally in the election of directors, voting in person or by proxy. Abstentions will have the same effect as votes against the proposals on such matters.

Proposal 2:  APPROVAL OF THE PROPOSED FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The approval of Proposal 2 requires the affirmative vote of 66 2/3% of the combined voting power of all of the shares of all classes of capital stock of the Company then entitled to vote, voting in person or by proxy. Abstentions will have the same effect as votes against the proposals on such matters.

Proposal 3: APPROVAL OF THE PROPOSED 1995 LONG-TERM INCENTIVE PLAN (AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 25, 2007)

The approval of Proposal 3 requires the affirmative vote of a majority of the votes cast, voting in person or by proxy. Abstentions will have the same effect as votes against the proposals on such matters.

All other matters to come before the Special Meeting require a majority vote in person or by proxy; therefore, abstentions will have the same effect as votes against the proposals on such matters.

HOW ARE BROKER NON-VOTES TREATED?

Brokers who hold shares of Common Stock in street name may not have the authority to vote on certain matters for which they have not received voting instructions from beneficial owners. Such broker non-votes, although present for quorum purposes, will be deemed shares not present to vote on such matters and will not be included in calculating the number of votes necessary for approval of such matters.

WHICH STOCKHOLDERS OWN AT LEAST FIVE PERCENT OF GSE SYSTEMS?

The Common Stock is the only voting securities of GSE Systems. Except as otherwise indicated in the footnotes to the table set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” below, the Company believes that the beneficial owners of the Common Stock have sole investment and voting power with respect to such shares and subject to community property laws where applicable. As of the close of business on the Record Date, 15,106,000 shares of Common Stock were issued and outstanding. We are not aware of any material proceedings to which any of the parties identified in the tables set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” below, or any associate thereof, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

WHY WOULD THE SPECIAL MEETING BE POSTPONED?

The Special Meeting will be postponed if a quorum is not present at the Special Meeting on December 13, 2007. The presence in person or by proxy of at least a majority of the shares of Common Stock outstanding as of the Record Date will constitute a quorum and are required to transact business at the Special Meeting. If a quorum is not present, the Special Meeting may be adjourned until a quorum is obtained.

For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Special Meeting.

A broker non-vote occurs when a broker submits a proxy card with respect to Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such Common Stock on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include amendments to stock plans.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

“FOR” APPROVAL OF THE COMPANY’S SECOND AMENDED AND RESTATED BYLAWS;

“FOR” APPROVAL OF THE COMPANY’S FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION; and

“FOR” APPROVAL OF THE COMPANY’S 1995 LONG-TERM INCENTIVE PLAN (AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 25, 2007).

If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Special Meeting other than those discussed in this proxy statement.

HOW DO I VOTE IN PERSON?

If you plan to attend the Special Meeting and vote in person on December 13, 2007 or at a later date if the meeting is postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

•	You may send in another proxy with a later date; or

•
You may notify the Secretary of GSE Systems in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Special Meeting, that you are revoking your proxy; or

•	You may vote in person at the Special Meeting.

ARE THERE ANY DISSENTERS’ RIGHTS OF APPRAISAL?

The Board is not proposing any action for which the laws of the State of Delaware, the Certificate, as amended, or the Bylaws, as amended, of GSE Systems provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

GSE Systems will bear the cost of soliciting proxies to include the costs of preparing, printing and mailing the materials used in the solicitation in the accompanying form. The Company will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to the solicitation of proxies by mail, proxies may be solicited by our officers and employees (who will receive no compensation therefore in addition to their regular salaries) by telephone or other means of communication. We estimate that the costs associated with solicitations of the proxies requested by this proxy statement will be approximately $35,000.

WHERE CAN I FIND THE VOTING RESULTS OF THE SPECIAL MEETING?

We intend to announce the voting results at the Special Meeting and will provide the results in our annual report on Form 10-K for the year ending December 31, 2007. In addition, the results will be posted on our website, at www.gses.com under “Investor Relations.”

WHAT IS THE DEADLINE TO PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR’S ANNUAL MEETING OF STOCKHOLDERS OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Company’s Corporate Secretary at 7133 Rutherford Road, Suite 200, Baltimore, MD 21244 in a timely manner. In order to be included in the proxy statement for the 2008 annual meeting of stockholders, stockholder proposals must be received by the Company’s Secretary no later than January 25, 2008, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, the Company’s Bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by (1) the Board, (2) the Nominating Committee or (3) any stockholder entitled to vote who has delivered written notice to The Company’s General Counsel no later than the Notice Deadline (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

The Company’s Bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting given by or at the direction of the Board, (2) properly brought before the meeting by or at the direction of the Board, or (3) properly brought before the meeting by a stockholder who has delivered written notice to the General Counsel of the Company no later than the Notice Deadline (as defined below).

The “Notice Deadline” is defined as that date which is 120 days prior to the one year anniversary of the date on which the Company first mailed its proxy materials to stockholders for the previous year’s annual meeting of stockholders. As a result, the Notice Deadline for the 2008 annual meeting of stockholders is January 25, 2008.

If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present the proposal at the annual meeting, the Company need not present the proposal for vote at the annual meeting.

HOW MAY I OBTAIN A COPY OF THE BYLAW PROVISIONS REGARDING STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS?

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Company Secretary. All notices of proposals by stockholders, whether or not included in the Company’s proxy materials, should be sent to: Corporate Secretary, GSE Systems, Inc., 7133 Rutherford Road, Suite 200, Baltimore, MD 21244.

WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF PROXY MATERIALS?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each of the Company proxy cards or voting instruction cards that you receive to ensure that all your shares are voted.

WHERE ARE GSE SYSTEMS’ PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of GSE Systems are located at 7133 Rutherford Road, Suite 200, Baltimore, MD 21244 and our telephone number is (410) 277-3740.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT GSE SYSTEMS?

The Company will, upon written request of any stockholder, furnish without charge a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “2006 Form 10-K”), as filed with the Securities and Exchange Commission (“SEC”), including financial statements and financial statement schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Act, but without exhibits. A list describing the exhibits not contained in the 2006 Form 10-K will be furnished with the 2006 Form  10-K. Please address all written requests to GSE Systems, Inc., 7133 Rutherford Road, Suite 200, Baltimore, MD 21244, Attention: Corporate Secretary. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate processing fee which is limited to the Company’s reasonable expenses incurred in furnishing the requested exhibits.

GSE Systems is subject to the informational requirements of the Exchange Act which requires that GSE Systems file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including GSE Systems, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, GSE Systems’ Exchange Act filings may be inspected and copied at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.

DO ANY OF THE OFFICERS OR DIRECTORS HAVE AN INTEREST IN THE MATTERS TO BE ACTED UPON?

Each of the Company’s officers and directors has an indirect interest in the outcome of Proposal 2 and Proposal 3 as any future compensation granted in the form of an option, warrant or grant of shares of Company common stock relate to the ability of the Company to increase the number of shares authorized and available for issuance under the Certificate and the number of shares reserved and available for issuance under the Plan.

Mr. Jerome Feldman is an executive officer of the Company, serving as its Chairman of the Board, and is Chairman of the Company’s Board of Directors. Mr. Michael Feldman is an executive officer of the Company, serving as its Executive Vice President, and a member of its Board.  Mr. Moran is an executive officer of the Company, serving as its Chief Executive Officer, and a member of its Board. Mr. Grady is a Company Senior Vice President. Mr. Hough is the Company’s Chief Financial Officer, Secretary, Treasurer and a Senior Vice President. Mr. Jen is the Company’s President and Chief Operating Officer.  Mr. Paris is a Company Senior Vice President.  Dr. Glashow is a member of the Board and of the Audit and Nominating Committees and is a professor at each of Harvard University and Boston University.  Dr. Hagengruber is a member of the Board and the Audit Committee and is on the Advisory Board for ManTech, a professor at the University of New Mexico and is employed as Senior Vice President for National Security and Arms Control at Sandia National Laboratories.  Mr. Lewis is a member of the Board and Chairman of the Audit Committee and is also a director at Aircuity, Inc.  Mr. Tawes is a member of the Board and of the Compensation Committee and is employed by Northeast Securities, Inc. as Executive Vice President and Head of Investment Banking where he is also a Board member. George J. Pedersen is ManTech’s Chief Executive Officer and Chairman of its Board and is a member of the Company’s Board and Nominating Committee and is Chairman of the Compensation Committee.

To the best of our knowledge, no directors or officers have an interest, direct or indirect, in any other matters to be acted upon at the Special Meeting except as described herein.

Within the past year, none of the officers and directors listed above was party to any contract, arrangements or understandings with any person with respect to any Company securities including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Related party information is contained in the Company’s Annual Report on Form 10-K filed with the SEC on April 2, 2007 and incorporated by reference herein.

As described in the Company’s definitive Proxy Statement on Form 14A filed with the SEC on April 30, 2007 and in the Form 8-K filed with the SEC on April 4, 2007 and incorporated by reference therein and herein, the Company engaged Mr. Jerome Feldman to serve as an executive officer of the Company in the position of Chairman of the Board in April 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of October 31, 2007 by (i) each person known by us to be the beneficial owner of more than five percent of our Common Stock, (ii) each of our executive officers and directors, and (iii) all of our executive officers and directors as a group. The number of shares beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the rules of the SEC, a person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after the date on which the determination of beneficial ownership is made. Unless otherwise indicated, the address for each of the stockholders listed below is c/o GSE Systems, Inc., 7133 Rutherford Road, Suite 200, Baltimore, MD 21244.

	GSE Common Stock
	Amount and Nature		Percent of
Name of Beneficial Owner	of Beneficial Ownership (A)		Class (B) (1)

Beneficial Owners:
Wells Fargo & Company	1,853,469	(2)	12.3%
420 Montgomery Street
San Francisco, CA 94104

Westcliff Capital Management, LLC	1,613,034	(3)	10.6%
200 Seventh Ave, Suite 105
Santa Cruz, CA 95062

Dolphin Offshore Partners, LP	1,577,966	(4)	10.4%
c/o Dolphin Asset Management
129 East 17th St., 2nd Floor
New York, NY 10003

Kaizen Management, LP	1,171,377	(5)	7.6%
4200 Montrose Blvd, Suite 400
Houston, TX 77006

Peninsula Capital Management, LP	826,257	(6)	5.4%
235 Pine Street, Suite 160
San Francisco, CA 94104

Jack Silver	777,913	(7)	5.1%
c/o SIAR Capital LLC
660 Madison Ave.
New York, NY 10021

Marathon Capital Management, LLC	775,294	(2)	5.1%
4 North Park Drive, Suite 106
Hunt Valley, MD 21030

Management:
O. Lee Tawes, III	469,896	(8)	3.1%
Jerome I. Feldman	376,106	(9)	2.5%
Michael D. Feldman	376,106	(10)	2.5%
George J. Pedersen	184,250	(11)	1.2%
John V. Moran	110,102	(12)	0.7%
Chin-Our Jerry Jen	108,032	(13)	0.7%
Hal D. Paris	83,122	(14)	0.5%
Jeffery G. Hough	58,254	(15)	0.4%
Gill R. Grady	36,327	(16)	0.2%
Roger Hagengruber	10,000	(17)	0.1%
Scott N. Greenberg	6,881	(18)	0.0%
Sheldon L. Glashow	6,009	(19)	0.0%
Joseph W. Lewis	-		0.0%
Directors and Executive Officers	1,448,979	(20)	9.1%
as a group (13 persons)

(A)
This table is based on information supplied by officers, directors and principal stockholders of the Company and on any Schedules 13D or 13G filed with the SEC including but not limited to Schedule 13G filed on September 20, 2007 by Peninsula Capital Management LP . On that basis, the Company believes that certain of the shares reported in this table may be deemed to be beneficially owned by more than one person and, therefore, may be included in more than one table entry.  Except as otherwise indicated in the footnotes to this table, only certain stockholders named in this table have sole voting and dispositive power with respect to the shares indicated as beneficially owned.

(B)	Applicable percentages are based on 15,121,879 shares outstanding on October 31, 2007, adjusted as required by rules promulgated by the SEC.

(1)               The percentage of class calculation for Common Stock assumes for each beneficial owner and directors and executive officers as a group that (i) all options and warrants are exercised in full only by the named beneficial owner or members of the group and (ii) no other options or warrants are exercised.

(2)          The Company confirmed the total shares owned directly with the shareholder on October 10, 2007.

(3)      The Company confirmed the total shares owned directly with the shareholder on October 10, 2007.  Includes 1,496,367 shares owned directly by Westcliff Capital Management, LLC (“Westcliff’) and 116,667 shares of Common Stock issuable upon exercise of stock options held by Westcliff which are currently exercisable.  Westcliff is the investment manager of one or more investment partnerships, pooled investment vehicles and/or client accounts that beneficially hold the Common Stock and, in that capacity, has been granted the authority to dispose of and vote the Common Stock held by those accounts.  No single client’s holdings exceed five percent of the Common Stock.  Richard S. Spencer III is Westcliff’s manager and majority owner.  Both Westcliff and Mr. Spencer disclaim beneficial ownership of the Common Stock except to the extent of their respective pecuniary interests therein.

(4)               The Company confirmed the total shares owned directly with the shareholder on October 10, 2007.  Includes 1,464,972 shares of Common Stock owned directly by Dolphin Offshore Partners, LP (“Dolphin”) and 112,994 shares of Common Stock issuable upon exercise of stock options held by Dolphin which are currently exercisable.

(5)               The Company confirmed the total shares owned directly with the shareholder on October 10, 2007.  Includes 945,388 shares of Common Stock, as well as 225,989 shares of Common Stock issuable upon exercise of warrants which are currently exercisable.

(6)      Based on a Schedule 13G filed jointly by Peninsula Capital Management, LP  (“PCM”) and Peninsula Master Fund, LP. Mr. Scott Bedford is President of Peninsula Capital Management, Inc. which is PCM’s general partner.  Peninsula Master Fund, LP is the investment manger of PCM.   Includes 776,257 shares of Common Stock, as well as 50,000 shares of Common Stock issuable upon exercise of warrants which are currently exercisable.

(7)               The Company confirmed the total shares owned directly with the shareholder on October 10, 2007.  Such shares of Common Stock beneficially owned by Mr. Silver include 777,913 shares of Common Stock held by Sherleigh Associates Inc. Profit Sharing Plan, a trust of which Mr. Silver is the trustee.   Mr. Silver has the sole voting and dispositive power with respect to all 777,913 shares of Common Stock beneficially owned by him.

(8)               Includes 413,597 shares of Common Stock owned directly by Mr. Tawes and 56,299 shares of Common Stock issuable upon exercise of warrants held by Mr. Tawes which are currently exercisable.

(9)               Includes 165,753 shares of Common Stock owned directly by Mr. Feldman, 162,000 shares of Common Stock issuable upon exercise of stock options held by Mr. Feldman which are currently exercisable, 1,341 shares of Common Stock allocated to Mr. Feldman’s account pursuant to the provisions of the GP Retirement Savings Plan (the “GP Plan”), 248 shares of Common Stock held by members of Mr. Feldman’s family, and 46,764 shares of Common Stock issuable upon exercise of stock options held by Mr. Feldman’s family which are currently exercisable.  Mr. Feldman disclaims beneficial ownership of all shares held by his family.

(10)             Includes 100 shares of Common Stock owned directly by Mr. Feldman, 46,764 shares of Common Stock issuable upon exercise of stock options held by Mr. Feldman which are currently exercisable, 165,901 shares of Common Stock held by Mr. Feldman’s family, 162,000 shares of Common Stock issuable upon exercise of stock options held by Mr. Feldman’s family which are currently exercisable, and 1,341 shares of Common Stock allocated to the account of Mr. Feldman’s family pursuant to the provisions of the GP Plan.  Mr. Feldman disclaims beneficial ownership of all shares held by his family.

(11)             Includes 56,250 shares of Common Stock owned directly by Mr. Pedersen and 128,000 shares of Common Stock issuable upon exercise of stock options held by Mr. Pedersen which are currently exercisable.

(12)             Includes 109,976 shares of Common Stock issuable upon exercise of stock options held by Mr. Moran which are currently exercisable and 126 shares of Common Stock allocated to Mr. Moran’s account pursuant to the provisions of the GP Plan.

(13)             Includes 3,800 shares of Common Stock owned directly by Mr. Jen and 104,232 shares of Common Stock issuable upon exercise of stock options held by Mr. Jen which are currently exercisable.

(14)             Includes 83,122 shares of Common Stock issuable upon exercise of stock options held by Mr. Paris which are currently exercisable.

(15)             Includes 58,254 shares of Common Stock issuable upon exercise of stock options held by Mr. Hough which are currently exercisable.

(16)             Includes 100 shares of Common Stock owned directly by Mr. Grady and 36,227 shares of Common Stock issuable upon exercise of stock options held by Mr. Grady which are currently exercisable.

 (17)            Includes 10,000 shares of Common Stock issuable upon exercise of stock options held by Dr. Hagengruber which are currently exercisable.

(18)             Includes 5,000 shares of Common Stock issuable upon exercise of stock options held by Mr. Greenberg which are currently exercisable and 1,881 shares of Common Stock allocated to Mr. Greenberg’s account pursuant to the provisions of the GP Plan.

(19)             Includes 6,009 shares of Common Stock owned directly by Dr. Glashow.

 (20)    Includes 645,609 shares of Common Stock owned directly by the directors and executive officers, 799,874 shares of Common Stock issuable upon exercise of stock options and warrants held by the directors and executive officers which are currently exercisable, 3,348 shares of Common Stock allocated to accounts pursuant to the provisions of the GP Plan, and 148 shares of Common Stock owned by family members of the directors and executive officers.

DIRECTORS AND EXECUTIVE OFFICERS

MATERIAL PROCEEDINGS

The Company is not aware of any material proceedings to which any of its directors, officers or affiliates, any owners of record or beneficially of more than five percent of any class of its voting securities, or any associate or of any such directors, officers or affiliates or security holders is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Name		Age	Title

Jerome I. Feldman	(1)	79	Director, Chairman of the Board
Michael D. Feldman		40	Director, Executive Vice President
Sheldon L. Glashow	(2) (4)	75	Director
Gill R. Grady		50	Senior Vice President
Scott N. Greenberg		51	Director
Roger L. Hagengruber	(2)	65	Director
Jeffery G. Hough		52	Senior Vice President, Chief Financial Officer, Treasurer,
			Secretary
Chin-Our Jerry Jen		59	Chief Operating Officer, President
Joseph W. Lewis	(2)	72	Director, Chairman of the Audit Committee
John V. Moran	(1)	57	Director, Chief Executive Officer
Harold D. Paris		52	Senior Vice President
George J. Pedersen	(1) (3) (4)	72	Director, Chairman of the Compensation Committee
O. Lee Tawes, III	(3)	60	Director

(1) Member of Executive Committee
(2) Member of Audit Committee
(3) Member of Compensation Committee
(4) Member of Nominating Committee

Biographical information with respect to the executive officers and directors of GSE Systems are set forth below. With the exception of the Messrs. Feldman, there are no family relationships between any present executive officers or directors.

Jerome I. Feldman. Mr. Feldman has served as a director since 1994 and as Chairman of the Board since 1997. In April 2007, Mr. Feldman became an executive officer of the Company in the position of Chairman of the Board.  He is also a member of the Company’s Executive Committee.  Mr. Feldman was founder of GP Strategies and was its Chief Executive Officer and Chairman of the Board until April 2005. On April 26, 2005 Mr. Feldman was elected Chairman of the Executive Committee of GP Strategies. He has been Chairman of the Board of Five Star Products, Inc., a paint and hardware distributor, since 1994; Chairman of the Board and Chief Executive Officer of National Patent Development Corporation, a holding company with interests in optical plastics, paint and hardware distribution services since August 2004; and a Director of Valera Pharmaceuticals, Inc., a specialty pharmaceutical company, since January 2005. Mr. Feldman is also Chairman of the New England Colleges Fund and a Trustee of Northern Westchester Hospital Foundation.

Michael D. Feldman. Mr. Michael Feldman is Executive Vice President and has served as a director since January 2006. Mr. Feldman joined the Company in early 2004 as Director of International Sales and Marketing. Prior to joining GSE, he was Chief Executive Officer of RedStorm Scientific, Inc., a biotech company that assists pharmaceutical companies in shortening the drug discovery process through its understanding of proteins. Mr. Feldman had previously held positions with GP Strategies Corporation and General Physics in international sales and marketing. Mr. Feldman graduated from Cornell University with a BA in 1989. Mr. Feldman is the son of Jerome I. Feldman, the Company's Chairman of the Board.

Sheldon L. Glashow, Ph.D. Dr. Glashow has served as a director since 1995 and is a member of the Company’s Audit Committee and the Nominating Committee. Dr. Glashow is the Higgins Professor of Physics Emeritus at Harvard University, and a university professor and the Arthur G.B. Metcalf Professor of Mathematics & the Sciences at Boston University since July 2000, and previously taught physics at other major universities in Massachusetts, Texas, California and France. In 1979, Dr. Glashow received the Nobel Prize in Physics. Dr. Glashow was a director of GP Strategies from 1997 to 2001; a director of General Physics Corporation from 1987 to 1995; and a director of Interferon Sciences, Inc., a pharmaceuticals company from 1991 to 2005. Dr. Glashow also serves on the Board of Directors of RedStorm Scientific, Inc., a computational drug design company. Dr. Glashow previously served as a director of Duratek, Inc., an environmental technology and consulting company, from 1985 to 1995. Dr. Glashow is a member of the National Academy of Science, the American Academy of Arts and Sciences, the American Philosophical Society, and is a foreign member of the Russian, Korean and Costa Rican Academies of Sciences.

Gill R. Grady. Mr. Grady has been a Senior Vice President since September 1999 and is currently responsible for the Company’s Eastern European, Process Industry and Department of Energy business operations. Prior to this, he was responsible for executive oversight of business development as well as several administrative functions such as investor relations, human resources, contract administration and information technology. He has also held numerous senior management positions in business operations, marketing and project management with the Company. From 1992 through 1997, Mr. Grady was responsible for business development for the Company’s Eastern European activities. Throughout his tenure, he has been the Company’s liaison with the Department of Energy and with Congress for funding related to the Company’s Eastern European activities. He has been employed by the Company or predecessor companies since 1980.

Scott N. Greenberg. Mr. Greenberg has served as a director since 1999 and previously served as a director from 1994 to 1995. Mr. Greenberg has served on the Board of Directors of GP Strategies since 1987, was its President from 2001 until February 2006, and has been its Chief Executive Officer since April 2005. He was the Chief Financial Officer of GP Strategies from 1989 until December 2005. Mr. Greenberg also served as a director of Valera Pharmaceuticals, Inc. until January 2005.

Roger L. Hagengruber, Ph.D. Dr. Hagengruber has served as a director since June 2001 and is a member of the Company’s Audit Committee. Dr. Hagengruber retired in 2003 as the Senior Vice President for National Security and Arms Control at the Sandia National Laboratories, where he served as an officer for over 17 years. In his former position, he led programs in nuclear technologies, arms control, satellite and sensor systems, security, and international programs, including an extensive set of projects within the states of the former Soviet Union. Dr. Hagengruber serves on the Advisory Board of ManTech International Corporation. He is Senior Vice President Emeritus at Sandia National Laboratories and a professor at the University of New Mexico, where he also serves as director of the Institute for Public Policy. Dr. Hagengruber holds B.S., M.S. and Ph.D. degrees from the University of Wisconsin, with his doctorate in nuclear physics. He is also a graduate of the Industrial College of the Armed Forces.

Jeffery G. Hough. Mr. Hough joined the Company in January 1999 as Senior Vice President and Chief Financial Officer. He is also the Company’s Secretary and Treasurer. During 1999, he was elected both Treasurer and Secretary of the Company. Prior to joining the Company, from 1995 through 1998, Mr. Hough was the Chief Financial Officer and Treasurer of Yokogawa Industrial Automation America, Inc., a supplier of process control equipment. From 1982 through 1995, he held various financial management positions with two other suppliers of process control equipment, ABB Process Automation and Leeds & Northrop. Mr. Hough was an auditor for Price Waterhouse from 1977 to 1982.

Chin-our Jerry Jen. Mr. Jen has been with the Company and its predecessor companies since 1980 in various engineering and senior management positions. In 1997, Mr. Jen was promoted to Senior Vice President of the Power Business Unit, and on November 14, 2000, he was named Chief Operating Officer of GSE. On March 27, 2001, Mr. Jen was named President. Mr. Jen served as a director from March 2001 until his resignation from the Board on January 24, 2006.

Joseph W. Lewis.  Mr. Lewis has served as a director since March 2000 and is Chairman of the Company’s Audit Committee. In 1998, Mr. Lewis retired from Johnson Controls, Inc. after 39 years of service, including his tenure from 1986 to 1998 as Executive Vice President with responsibilities for its Controls Group. Mr. Lewis has served as a director of Wheaton Franciscan Services, Inc., an integrated multi-location health care provider, since 1991, has served as its Chairman of the Board since 2003 and served as its Treasurer from 1993 until 2002. He currently serves as a director for Aircuity, Inc., a privately held corporation which supplies control systems for commercial buildings.  He previously served as director of Entek IRD International until its sale to Allen Bradley, a division of Rockwell International Corporation.

John V. Moran. Mr. Moran has served as a director since October 2003 and is a member of the Company’s Executive Committee. On November 11, 2003, Mr. Moran was appointed Chief Executive Officer of GSE Systems, Inc.  Mr. Moran served as Vice President of GP Strategies Corporation from 2001 through 2005. He served as President and Chief Executive Officer of GP e-Learning Technologies, Inc. from 2000 to 2001, and was Group President of the Training and Technology Group of General Physics Corporation, a wholly owned subsidiary of GP Strategies, from 1994 to 2000.  From 2002 to present, Mr. Moran has served as a Director of Five Star Products, Inc., the largest distributor of home improvement products in the Northeast, and a majority-owned subsidiary of GP Strategies prior to the spin-off of NPDC on November 24, 2004.  Mr. Moran has held executive positions with Cygna Group, ICF Kaiser Engineers and Combustion Engineering (acquired by ABB).  Mr. Moran holds a BS in Marine Engineering from the U.S. Merchant Marine Academy and an MBA from the University of Connecticut.

Harold D. Paris.  Mr. Paris became Senior Vice President in May 2001 and is responsible for the Company’s “education through simulation” international business operations.   Previously, Mr. Paris served as Vice President of Sales and Marketing for the Power Systems Business Unit, and has served in various marketing and business management positions with the Company and its predecessors since 1980. Mr. Paris is a director of Emirates Simulation Academy LLC, a private limited liability company organized under the laws of the United Arab Emirates, in which the Company has a 10% ownership interest.

George J. Pedersen. Mr. Pedersen is Chairman of the Company’s Compensation Committee and a member of the Nominating Committee.  He has served as a director since 1994 and as Chairman of the Company's Executive Committee since 1997. He currently serves as Chairman of the Board and Chief Executive Officer of ManTech International Corp.  Mr. Pedersen co-founded ManTech in 1968. He was elected Chairman of ManTech's Board of Directors in 1979. In 1995, Mr. Pedersen was elected to the additional positions of President and Chief Executive Officer. Mr. Pedersen has also served as President and/or Chairman of the Board of a number of ManTech subsidiaries. Mr. Pedersen is on the Board of Directors of the National Defense Industrial Association (“NDIA”), the Institute for Scientific Research, Inc. and the Association for Enterprise Integration.  In 2005, he received the James Forrestal Industry Leadership Award from NDIA and in 2006 he received the Lifetime Achievement Award from the Association for Corporate Growth National Capital Chapter.

Orrie L. Tawes III. Mr. Tawes is a member of the Company’s Compensation Committee and has served as a director since August 2006. Mr. Tawes is the Executive Vice President and Head of Investment Banking and a member of the Board of Directors at Northeast Securities, Inc.  From 2000-2001 he was a Managing Director for C.E. Unterberg, Towbin, an investment and merchant banking firm specializing in high growth technology companies. Mr. Tawes spent 20 years at Oppenheimer & Co. Inc. and CIBC World Markets, where he was Director of Equity Research from 1991 to 1999. He was also Chairman of the Stock Selection Committee at Oppenheimer & Co., a member of its Executive Committee and a member of its Commitment Committee. From 1972 to 1990, Mr. Tawes was an analyst covering the food and diversified industries at Goldman Sachs & Co. and Oppenheimer & Co. As food analyst, he was named to the Institutional Investor All America Research Team five times from 1979 through 1984. Mr. Tawes is a graduate of Princeton University and received his MBA from Darden School at the University of Virginia. He serves as a director for Houston America Energy Corp., Baywood International, Inc. and 100 Wall Energy Partners.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

Effective as of the Board meeting held on September 25, 2007, the Board revised the director compensation plan that had been adopted on February 6, 2007 so that all non-employee directors would be compensated on a going-forward basis (rather than only “Independent Directors” based upon the SEC and AMEX criteria for Independent Directors) and that the members of the Compensation Committee would receive compensation for each compensation committee meeting attended.  The current director compensation plan is as follows:

Annual Retainer:  An annual retainer of $12,000 will be paid to all Directors who do not chair a committee and have not been employees of the Company for the last three years (“Non-employee Directors”) and who are otherwise eligible in accordance with applicable Company policies and regulatory guidelines and requirements.  The Chairman of the Audit Committee, the Chairman of the Compensation Committee and the Chairman of the Board will each be paid an annual retainer of $25,000 per year.

Board and Committee Meeting Attendance Fees:  All Non-employee Directors will be paid $1,500 for each Board meeting attended.  Members of the Audit Committee and the Compensation Committee will receive $500 for each Committee meeting attended.

Stock Options:  On an annual basis, each Non-employee Director will be awarded non-qualified GSE stock options (“Non-Qualified Options”) to purchase 10,000 shares of the Company’s common stock, pursuant to the Company’s 1995 Long-Term Incentive Plan (as amended).

The director compensation structure from September 25, 2007 going-forward is as follows:

Title	Annual Retainer	Meetings	Estimated Annual Compensation (4)
Chairman of the Board (employee)	$25,000	-	$25,000
Chairman, Audit Committee	$25,000	$8,000 (1)	$33,000
Member, Audit Committee	$12,000	$8,000 (1)	$20,000
Chairman, Compensation Committee	$25,000	$8,000 (2)	$31,000
Member, Compensation Committee	$12,000	$8,000 (2)	$20,000
Director (non-employee)	$12,000	$6,000 (3)	$18,000
Director (employee)	-	-	-

(1) Includes $6,000 for estimated number of board meetings (4 times $1,500 each) and $2,000 for estimated number of Audit Committee meetings (4 times $500 each).
(2) Includes $6,000 for estimated number of board meetings (4 times $1,500 each) and $2,000 for estimated number of Compensation Committee meetings (4 times $500 each).
(3) Includes $6,000 for estimated number of board meetings (4 times $1,500 each).
(4) Excludes options to purchase 10,000 shares of Company common stock.

Prior to the Board adopting the revised director compensation plan, Mr. Greenberg was the sole non-employee director who did not receive compensation for serving as a director.  Mr. Greenberg is not an independent director because of his relationship with GP Strategies, GSE’s former parent company.  Mr. Greenberg has served as a Director of GSE since 1999 and served on the Board of Directors of GP Strategies Corporation (“GP Strategies”) since 1987 to present.  He also served as GP Strategies’ President from 2001 until February 2006 and is its Chief Executive Officer, a position he has held since April 2005. From 1989 until December 2005, he was the Chief Financial Officer of GP Strategies.  GP Strategies’ Board spun-off its 57% interest in GSE in June 2005 through a special dividend to the GP Strategies’ stockholders and has no remaining ownership interest in GSE.  On December 31, 2006, GP Strategies’ Management Services Agreement with GSE expired.  Under that agreement, GP Strategies provided corporate support services to GSE, including accounting, finance, human resources, legal, network support and tax services.  There are no contractual relationships remaining between GP Strategies and GSE as of October 31, 2007.

Prior to 2007, the Board structured director compensation so only those directors who were on the Audit Committee would receive compensation. The director compensation structure from 2004 through 2006 was as follows:

				Estimated
	Annual			Annual
Title	Retainer	Meetings		Compensation

Chairman, Audit Committee	$ 15,000	$ 8,000	(1)	$ 23,000

Audit Committeee Member	$ 10,000	$ 8,000	(1)	$ 18,000

(1) Includes $6,000 for estimated number of board meetings (4 times $1,500 each) and $2,000 for estimated number of Audit Committee meetings (4 times $500 each).

EXECUTIVE COMPENSATION

The following table sets forth all plan and non-plan compensation awarded to, earned by or paid for all services rendered in all capacities to GSE Systems and its subsidiaries by the named executive officers (the “Named Executive Officers”) for each of the last three completed fiscal years, including transactions between GSE and a third party where the purpose of the transaction was to furnish compensation to a Named Executive Officer.  The Named Executive Officers listed in the following table include our principal executive officer (“PEO”), principal financial officer (“PFO”), and our three most highly compensated officers other than the PEO and PFO.

SUMMARY COMPENSATION TABLE

		Annual Compensation
Name and Principal				Option	All Other
Position *	Year	Salary	Bonus	Awards	Compensation		Total

John V. Moran (1)	2006	$ 232,500	$ 60,000	$ 42,662	$ 36,603	(2)	$ 371,765
Chief Executive Officer	2005	226,356	-	-	35,766	(3)	262,122
	2004	289,000	-	-	1,922	(4)	290,922

Chin-Our Jerry Jen	2006	$ 158,708	$ 15,500	$ 19,667	$ 18,569	(5)	$ 212,444
President & COO	2005	173,305	-	-	18,490	(6)	191,795
	2004	172,500	-	-	17,800	(7)	190,300

Jeffery G. Hough	2006	$ 158,708	$ 15,500	$ 17,729	$ 13,873	(8)	$ 205,810
Sr. Vice President & CFO	2005	157,051	-	-	13,317	(9)	170,368
	2004	155,250	-	-	12,074	(10)	167,324

Gill R. Grady	2006	$ 139,167	$ 15,500	$ 15,237	$ 41,446	(11)	$ 211,350
Sr. Vice President	2005	140,607	-	-	17,649	(12)	158,256
	2004	138,958	-	-	16,449	(13)	155,407

Hal D. Paris	2006	$ 146,083	$ 50,000	$ 22,162	$ 17,409	(14)	$ 235,654
Sr. Vice President	2005	138,926	-	-	19,072	(15)	157,998
	2004	136,083	-	-	16,312	(16)	152,395

*The determination of the five most highly compensated officers whose total compensation exceeds $100,000 is based on total annual salary and bonus for the last completed fiscal year including the dollar value of salary or bonus amounts forgone.

(1)       In 2004 the Company was charged $289,000 by GP Strategies Corporation for compensation and benefits for Mr. Moran, the Company’s CEO, who was an employee of GP Strategies until December 16, 2004.
(2)  Consists of $19,727 from the exercise of GP Strategies stock options, $6,180 for automobile lease, $2,925 for Company retirement plan matching, $3,148 for executive group term life insurance premiums, $3,863 for personal gasoline expenditures, and $760 for the waiver of Company medical and dental insurance coverage.
(3)  Consists of $19,062 from the exercise of Millennium Cell stock options, $5,665 for automobile lease, $2,880 for Company retirement plan matching, $3,691 for executive group term life insurance premiums, $3,708 for personal gasoline expenditures, and $760 for the waiver of Company medical and dental insurance coverage.
(4)       Personal gasoline expenditures.
(5)       Consists of $3,417 for Company retirement plan matching, $2,064 for executive group term life insurance premiums, $1,888 for personal gasoline expenditures, $4,000 for club membership dues, and $7,200 for car allowance.
(6)   Consists of $3,570 for Company retirement plan matching, $2,354 for executive group term life insurance premiums, $1,366 for personal gasoline expenditures, $4,000 for club membership dues, and $7,200 for car allowance.

(7)  Consists of $3,450 for Company retirement plan matching, $2,423 for executive group term life insurance premiums, $1,194 for personal gasoline expenditures, $3,833 for club membership dues, and $6,900 for car allowance.(8)  Consists of $1,079 for executive group term life insurance premiums, $1,594 for personal gasoline expenditures, $4,000 for club membership dues, and $7,200 for car allowance.
(9)  Consists of $1,102 for executive group term life insurance premiums, $1,015 for personal gasoline expenditures, $4,000 for club membership dues, and $7,200 for car allowance.
(10)     Consists of $752 for executive group term life insurance premiums, $589 for personal gasoline expenditures, $3,833 for club membership dues, and $6,900 for car allowance.
(11)     Consists of $24,375 from the exercise of options for 15,000 shares of Company Common Stock at an exercise price of $2.00 per share, $2,115 for Company retirement plan matching, $612 for executive group term life insurance premiums, $3,144 for personal gasoline expenditures, $4,000 for club membership dues, and $7,200 for car allowance.
(12)     Consists of $2,682 for Company retirement plan matching, $644 for executive group term life insurance premiums, $3,123 for personal gasoline expenditures, $4,000 for club membership dues, and $7,200 for car allowance.
(13)     Consists of $2,779 for Company retirement plan matching, $664 for executive group term life insurance premiums, $2,273 for personal gasoline expenditures, $3,833 for club membership dues, and $6,900 for car allowance.
(14)     Consists of $2,922 for Company retirement plan matching, $1,038 for executive group term life insurance premiums, $2,249 for personal gasoline expenditures, $4,000 for club membership dues, and $7,200 for car allowance.
(15)     Consists of $3,195 for Company retirement plan matching, $949 for executive group term life insurance premiums, $3,728 for personal gasoline expenditures, $4,000 for club membership dues, and $7,200 for car allowance.
(16)     Consists of $3,148 for Company retirement plan matching, $649 for executive group term life insurance premiums, $1,782 for personal gasoline expenditures, $3,833 for club membership dues, and $6,900 for car allowance.

GRANTS OF PLAN – BASED AWARDS.

The following table provides information on stock options granted to the named executive officers during the fiscal year ended December 31, 2006. Only non-statutory stock options were granted under the plan.

GRANTS OF PLAN-BASED AWARDS

		Number of
		Securities
		Underlying	Exercise of	Grant Date
	Grant	Options	Base Price	Fair Value
Name	Date	Granted (1)	($/share)	($/share)

John V. Moran	3/14/06	154,000	$ 1.61	$ 1.03
Chin-Our Jerry Jen	3/14/06	30,000	$ 1.61	$ 1.03
Chin-Our Jerry Jen	5/22/06	20,000	$ 3.65	$ 2.32
Jeffery G. Hough	3/14/06	64,000	$ 1.61	$ 1.03
Gill R. Grady	3/14/06	55,000	$ 1.61	$ 1.03
Hal D. Paris	3/14/06	80,000	$ 1.61	$ 1.03

(1)	These options vest 40% after one year from date of grant, an additional 30% after two years from date of grant and an additional 30% three years from date of grant.

FISCAL YEAR-END OPTION VALUES AND AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

The following tables set forth certain information with respect to unexercised options held by Named Executive Officers at the end of the fiscal year ended December 31, 2006 and options exercised during the fiscal year ended December 31, 2006 by such persons.

2006 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Number of
		Securities Underlying		Option
	Option	Unexercised Options		Exercise	Option
	Grant	at 12/31/06		Price	Expiration
Name	Date	Exercisable	Unexercisable	($/share)	Date

John V. Moran	3/22/2005	48,376	-	$ 1.85	3/22/2012
	3/14/2006	61,600	92,400	$ 1.61	3/14/2013

Chin-Our Jerry Jen	12/1/1997	25,000	-	$ 3.88	12/1/2007
	5/3/2001	22,950	-	$ 2.00	5/3/2008
	3/22/2005	36,282	-	$ 1.85	3/22/2012
	3/14/2006	12,000	18,000	$ 1.61	3/14/2013
	5/22/2006	8,000	12,000	$ 3.65	5/22/2013

Jeffery G. Hough	3/22/2005	32,654	-	$ 1.85	3/22/2012
	3/14/2006	25,600	38,400	$ 1.61	3/14/2013

Gill R. Grady	12/1/1997	7,500	-	$ 3.88	12/1/2007
	3/22/2005	29,227	-	$ 1.85	3/22/2012
	3/14/2006	22,000	33,000	$ 1.61	3/14/2013

Harold D. Paris	12/1/1997	7,500	-	$ 3.88	12/1/2007
	5/3/2001	15,000	-	$ 2.00	5/3/2008
	3/22/2005	28,622	-	$ 1.85	3/22/2012
	3/14/2006	32,000	48,000	$ 1.61	3/14/2013

OPTION EXERCISES

	# of Shares	Value
	Acquired on	Realized
	Exercise	on Exercise

John V. Moran	-	$ -
Chin-Our Jerry Jen	-	-
Jeffery G. Hough	-	-
Gill R. Grady	15,000	28,800
Harold D. Paris	-	-

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes information as of December 31, 2006, about the Company’s outstanding stock options and shares of Common Stock reserved for future issuance under the Company’s existing equity compensation plans.

EQUITY COMPENSATION PLAN INFORMATION

Number of Securities
	Number of Securities to	Weighted Average	Remaining Available for
	be Issued Upon Exercise	Exercise Price of	Future Issuance Under Equity
	of Outstanding Options,	Outstanding Options,	Compensation Plans (Excluding
	Warrants and Rights	Warrants and Rights	Securities Reflected in Column (a)
Plan category	(a)	(b)	( c)

Equity compensation plans approved by security holders (1)	1,892,702	$2.48	224,186
Equity compensation plans not approved by security holders	--	$ --	--
Total	1,892,702	$2.48	224,186

(1)	The equity compensation plans approved by security holders are the 1995 Long-Term Incentive Plan, as amended and restated, effective April 28, 2005.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL

EMPLOYMENT AGREEMENTS

As reported at the Company’s Annual Meeting and filed in its definitive Proxy Statement on Form 14A on April 30, 2007 with the SEC, the sole employment agreement in effect for any executive officer at December 31, 2006 was the formal two-year employment agreement with Mr. Moran, the Company’s CEO, as of May 1, 2006 (the “Moran Employment Agreement”).   The Moran Employment Agreement provided for him to receive a base salary of $240,000 and an annual performance bonus at the close of each fiscal year.  Mr. Moran was awarded a performance bonus of $110,000 for performance in 2006 of which he only accepted $60,000 in order to conserve Company cash reserves for allocation against new projects in which the Company planned to undertake during the 2007 calendar year. Mr. Moran’s compensation and target performance bonus each increase by three percent (3%) or an amount equal to the percentage increase in the Consumer Price Index over the preceding twelve month period on the anniversary date of the Moran Employment Agreement.

The foregoing is a brief description of the terms of the various agreements and documents described above and by its nature is incomplete.  It is qualified in its entirety by the text of the respective agreements, documents and historical information concerning Mr. Moran which were described in the definitive Proxy Statements on Form 14A filed with the SEC on October 13, 2006 and on April 30, 2007.  A copy of the Moran Employment Agreement was included in the Exhibits to the Form 8-K filed with the SEC on May 2, 2006 and incorporated therein by reference. All readers of this proxy are encouraged to read the entire text of the documents referred to in the text.

There have been no additional employment agreements entered into by the Company with any employee since the Company entered into an “at will” agreement (the “Feldman Employment Agreement”) with Jerome Feldman in April 2007.  Mr. Jerome Feldman was employed as an executive officer in the position of Chairman of the Board.  His annual salary is $240,000, and he is eligible to participate in the Company’s comprehensive employee benefits plan as well as in the Company’s Executive Benefits Program, to include a monthly automobile allowance of $600 and monthly club dues allowance of $333.  As an “at will” employee, either the Company or Mr. Feldman may terminate the employment relationship at any time, with or without cause, provided there is no violation of any applicable laws. The summary description of the Feldman Employment Agreement is qualified in its entirety by the text of the respective agreements and documents described in the Form 8-K filed with the SEC on April 6, 2007.

The Company entered into a new investor relations consulting contract with Feagans Consulting, Inc. (“Feagans”) for provision of investor relations services given the high quality of its work.  The Compensation Committee evaluated the Company’s recommendation that Feagans be retained for an 18 month period at monthly retainer of $5,000 plus 25,000 shares of the Company’s common stock vesting monthly in equal installments over the period of his engagement.  The shares will be issued through the Company’s 1995 Long Term Incentive Plan, as amended and restated, effective September 25, 2007.  The share price will be the market price then-prevailing on the last trading day of each calendar month.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of Mr. Pedersen, who is the Chairman of the Company’s Compensation Committee, is also Chairman of the Board and Chief Executive Officer of ManTech; and Mr. Tawes, who is the Executive Vice President and Head of Investment Banking and a member of the Board of Directors at Northeast Securities, Inc.

The Compensation Committee acts on matters related to other directors, executive officers and related entity proposals. In accordance with applicable law, any matter related to a member of the Compensation Committee requires ratification by the independent directors or approval of the entire Board.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following paragraphs constitute the report of the Compensation Committee of the Board on executive compensation policies for the fiscal year ended December 31, 2006. In accordance with SEC rules, this report shall not be deemed to be incorporated by reference into any statements or reports filed by GSE Systems with the SEC that do not specifically incorporate this report by reference, even if this proxy statement is incorporated into any such report. The Compensation Committee consists of Messrs. Pedersen and Tawes.

The Compensation Committee consists entirely of independent directors in accordance with the AMEX requirements. The Committee is responsible for overseeing and administering the Company’s compensation program for its executive officers and for granting awards under and administering the Company’s Long-Term Incentive Plan. The Compensation Committee bases its decisions on both individual performance and the Company’s financial results. All compensation decisions are made solely by the Compensation Committee; however, the Compensation Committee may consult with the Chairman of the Board, the Company’s Chief Executive Officer and Chief Operating Officer as part of its decision making process when examining their respective compensation packages. However, the Chief Executive Officer, as required by the AMEX, may not be present during voting or deliberations as to his compensation.   In the event compensation to an officer or director of the Company may result or be deemed to result from a related party transaction, the Company’s Audit Committee or a majority of the Independent Directors may review the proposed compensation arrangement.

Philosophy. The compensation program for the executive officers of the Company is developed and administered by the Board and its Compensation Committee. Overall compensation policies regarding other officers and employees of the Company are established by the Compensation Committee, but the specific compensation program for such persons is developed and administered by Company management. The key goals of the Company's compensation program are: (1) to attract, retain and reward talented and productive executive officers and other employees who can contribute (both short and long-term) to the success of the Company; (2) provide incentives for executive officers for superior performance; (3) and to align compensation and interests of the executive officers with those of the Company and reward executive officers according to their contribution to the Company’s success.

Compensation of Principal Executive Officer. There has been no change in Mr. Moran’s compensation as of the date of this report.

Compensation of Chairman of the Board.  Apart from his employment in 2007 by the Company as an “at will” employee serving in the position of Chairman of the Board, there has been no change in Mr. Jerome Feldman’s compensation.  See the discussion of director compensation in the section “Compensation of Directors” above.

Implementation Guidelines. To implement the general compensation philosophy described above, the Company's executive compensation program has three primary components: (i) a base salary, (ii) bonus awards, and (iii) long-term incentive awards. The factors and criteria to be considered with respect to each of these components are set forth below.

Base Salary.

The range of the base salary for an executive or other employee position will generally be established based on competitive salaries for positions with a similar scope of responsibilities and job complexities. The level of base salary within the range of competitive salaries will be determined on the basis of individual performance, experience and other relevant factors, such as demonstrated leadership, job knowledge and management skills. Such determination will be made by the Compensation Committee, with regard to the Company's executive officers, and by management with regard to all other officers and employees consistent with the general overall compensation policies established by the Compensation Committee.

Base salaries will be targeted within the appropriate competitive range, although higher compensation may be paid if necessary or appropriate to attract or retain unusually qualified executives. Annual or other base salary adjustments will be based on individual performance as well as other market factors. Base salary payments made in 2006 were made to compensate ongoing performance throughout the year.

Bonus Awards.

The bonus award is intended to focus the efforts of the executives and other employees on performance objectives in accordance with the business strategy of the Company.

The Compensation Committee will administer incentive awards for the Company's executive officers. The Compensation Committee will review and assess the extent to which the overall Company performance goals have been met during the year and make such awards to the Company's executive officers. Management of the Company will be responsible for awarding bonus amounts to other officers and employees of the Company, taking into account the general compensation philosophy of the Company.

As reported at the Annual Meeting and in the Company’s definitive Proxy Statement on Form 14A filed with the SEC on April 30, 2007, on February 1, 2007, the Compensation Committee assessed the competitiveness of the current and proposed compensation levels of the named executive officers of the Company and, as part of this process, analyzed the compensation of the named executive officers in light of information regarding the compensation practices of similar publicly traded companies and published survey data, among other factors. The Compensation Committee then approved and, on February 6, 2007, the Board ratified, cash individual performance bonuses (“Performance Bonuses”) for the calendar year ending December 31, 2006 to the Company’s principal executive officer and five other executive officers.  The Performance Bonuses totaled $270,000 for the twelve months ended December 31, 2006 and were made to John V. Moran, Chief Executive Officer, Harold D. Paris, Senior Vice President, Michael D. Feldman, Executive Vice President, Chin-Our “Jerry” Jen, President and Chief Operating Officer, Gill R. Grady, Senior Vice President, and Jeffery G. Hough, Chief Financial Officer and Senior Vice President in the amounts of $110,000, $50,000, $50,000, $20,000, $20,000, and $20,000, respectively.  In April 2007, each of Messrs. Jen, Hough and Grady notified the Company that they individually declined acceptance of more than $15,500 of the amounts awarded to them stating that it was in the best interests of the Company to conserve its cash reserves given the number of new projects in which the Company plans to undertake during the 2007 calendar year.

Long-Term Incentive Awards.

The third element of the Company's compensation program is provided through the Company's Long-Term Incentive Plan (the “Plan”), which is designed to align the interests of the officers and employees with those of stockholders. The Plan is intended to focus the efforts of officers and employees on performance which will increase the value of the Company for its stockholders.

Pursuant to the Plan, the Compensation Committee may grant incentive stock options within the meaning of the Code of 1986, as amended, and may grant, among other types of awards, non-statutory stock options to purchase shares of common stock. The Compensation Committee also may grant stock appreciation rights and award shares of restricted stock and incentive shares in accordance with the terms of the Plan. Subject to the terms of the Plan, the Compensation Committee will have discretion in making grants and awards under the Plan. The Compensation Committee may, however, consider the recommendations of management with respect to such grants and awards.

Total direct compensation to the Company's executive officers (base salary, bonus awards and long-term incentive awards) will be targeted within the appropriate competitive range, although higher compensation may be paid if necessary to attract or retain unusually qualified executives.

A total of 403,000 options were granted to the named executive officers in 2006 as outlined above in the “Options Granted in Last Fiscal Year” table. In general, the Compensation Committee’s decisions concerning the specific compensation elements for individual executive officers were made within the broad framework previously described and in light of each executive officer’s level of responsibility, performance, current salary, prior year bonus and other compensation awards. In all cases, the Compensation Committee’s specific decisions regarding 2006 executive officer compensation were ultimately based upon the Compensation Committee’s judgment about the individual executive officer’s performance and potential future contributions, and about whether each particular payment or award would provide an appropriate reward and incentive for that executive officer to contribute to, and enhance, the Company’s performance.

The Board, with the advice of the Compensation Committee, will re-examine the Company's compensation philosophy and objectives periodically and determine if changes should be considered.

 At the close of the period covered by the foregoing report, Messrs. Pedersen (Chairman) and Tawes were the sole members of the Compensation Committee.

By the members of the Compensation Committee:

George J. Pedersen, Chairman
Orrie Lee Tawes III

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

The Board desires to foster open communications with its security holders regarding issues of a legitimate business purpose affecting the Company. The Board has adopted policies and procedures to facilitate written communications by stockholders to the Board. Persons wishing to write to our Board, or to a specified director or committee of the Board, should send correspondence to the Corporate Secretary at 7133 Rutherford Road, Suite 200, Baltimore, MD 21244. Electronic submissions of stockholder correspondence will not be accepted.

The Corporate Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board, or to the affairs of GSE Systems. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board. Since the Chairman of the Board is not currently an independent director, a copy will be sent to the Chairman of the Audit Committee as well.

STOCKHOLDER PROPOSALS

In accordance with rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with the 2008 annual meeting must do so no later than January 28, 2008 (or if the date of the 2008 Annual Meeting of Stockholders is changed by more than 30 days from the date of the 2007 Annual Meeting of Stockholders, a reasonable time before the Company begins to print and mail its proxy materials for the 2008 Annual Meeting of Stockholders) and are otherwise in compliance with applicable SEC regulations..

In addition, in accordance with the Company's Bylaws, in order for a stockholder proposal to be properly brought before the 2008 annual meeting, a stockholder submitting a proposal must file a written notice with the Corporate Secretary which conforms to the requirements of the Bylaws. If the board or a designated committee or the officer who will preside at the stockholders’ meeting determines that the information provided in such notice does not satisfy the informational requirements of the Bylaws or is otherwise not in accordance with law, the stockholder will be notified promptly of such deficiency and be given an opportunity to cure the deficiency within the time period prescribed in the Bylaws. Copies of the Company’s Bylaws are available to stockholders without charge upon request to the Corporate Secretary at the Company’s address set forth above.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1:
APPROVAL OF THE COMPANY’S SECOND
AMENDED AND RESTATED BYLAWS

The American Stock Exchange (“AMEX”) adopted new listing requirements, effective as of January 1, 2008, for all issuers whose shares are traded on the exchange. These requirements mandate that all listed securities be eligible for DTC’s Direct Registration System (“DRS”), which reflects share ownership by an entry on the records of the issuer’s transfer agent, rather than by an issued stock certificate. In lieu of issuing physical certificates, annual statements of ownership are required to be sent to each holder.  However, a stockholder could still receive a physical certificate upon written request and outstanding certificates would remain valid.

DRS is designed to expedite the movement of shares for purposes of stock sales, pledges, option exercises, etc., through the electronic DTC network between brokers and transfer agents, without the need for, and delay associated with, physical transfer of certificates. On a longer term basis, it will also help to avoid the problem of lost certificates and bonding costs associated with replacements of those certificates. In addition, Delaware corporate law was revised to specifically permit Delaware corporations to issue un-certificated shares.

Because of the AMEX mandate, and the advantages of a book-entry system over the current physical certificate system, the Company’s management recommends that the stockholders approve the amendment of its Bylaws to provide for issuance of un-certificated shares of Company Common Stock.

The following is a summary of the material provisions of the proposed Second Amended and Restated Bylaws (the “Amended and Restated Bylaws”), which is qualified in its entirety by the terms of the Amended and Restated Bylaws that are published in this Proxy as Appendix A. A copy of the Amended and Restated Bylaws may also be obtained from the Company Secretary at our executive offices located at 7133 Rutherford Road, Suite 200, Baltimore, MD 21244.

Subject to stockholder approval, Section I of the Amended and Restated Bylaws of the Company would be amended to provide as follows (amendment language in bold):

SECTION I
CAPITAL STOCK

SECTION 1.1  Certificates. Certificates representing shares of the Corporation shall be in such form (consistent with applicable law) as shall be determined by the Board.  Notwithstanding any other provision of these Bylaws, the Board of Directors has authorized the issuance of certificateless shares, for registration in book entry accounts for shares of stock in such form as the appropriate officers of the Company may from time to time prescribe, in addition to or in place of shares of the Company represented by certificates, to the extent authorized by applicable law.  All certificates for shares shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation.  All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefore on such terms and indemnity to the Corporation as the Board may prescribe.

In the event the proposed amendment is approved, the Company will instruct its transfer agent, Continental Stock Transfer & Trust Company (the “Transfer Agent”), that it shall, effective immediately, issue shares of the Company’s Common Stock as un-certificated shares for registration in book entry accounts.  With respect to shares of Common Stock represented by a physical certificate previously issued by the Transfer Agent, the Company’s authorization shall not apply to those shares until such time as the share certificate is surrendered to the Transfer Agent.  If a stockholder requests in writing a physical certificate be issued to him (or another person or entity designated by the stockholder) representing some or all of his shares, the Transfer Agent will furnish a traditional share certificate to the requesting stockholder (or another person or entity designated by the stockholder).

The Transfer Agent will also be authorized to open and maintain such ledgers and other books and to keep such records as may be required or deemed advisable for registration in book entry accounts of the issued and outstanding shares of Common Stock, and to provide annual statements of ownership to each registered stockholder of Common Stock.  In addition, the Transfer Agent will also be authorized to accept for transfer any shares of Common Stock properly registered in the book entry accounts, and with respect to certificates of Common Stock which are declared by the holder thereof to be lost (or destroyed or stolen), to register the shares represented by such certificates in the book entry account(s) (or, at the request of the holder, to issue physical stock certificates) upon Transfer Agent being given of a bond (or other document) protecting it from any loss.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S SECOND AMENDED AND RESTATED BYLAWS;

PROPOSAL 2:
APPROVAL OF THE COMPANY’S FOURTH
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Under our present Certificate, there are 18,000,000 shares of Common Stock authorized for issuance.  The Board unanimously authorized and approved an amendment to our Certificate to increase the number of our shares of Common Stock authorized for issuance from 18,000,000 shares to 30,000,000 shares.  Following is a summary of the material provisions of the proposed Fourth Amended and Restated Certificate of Incorporation, (the “Fourth Amended and Restated Certificate”), which is qualified in its entirety by the terms of the Fourth Amended and Restated Certificate that is published in this Proxy as Exhibit B. A copy of the Fourth Amended and Restated Certificate may also be obtained from the Company Secretary at our executive offices located at 7133 Rutherford Road, Suite 200, Baltimore, MD 21244.

Subject to stockholder approval, Article IV, Section 4.1 of our Certificate would be amended to read as follows (amendment language in bold):

“Article IV.  Capital Stock:

Section 4.1 Total Number of Shares of Capital Stock.  The total number of shares of capital stock of all classes which the corporation shall have authority to issue shall consist of 32,000,000 shares.  The authorized stock is divided into 2,000,000 shares of Preferred Stock, with the par value of $0.01 each (the “Preferred Stock”) and 30,000,000 shares of voting common stock with the par value of  $0.01 each (the “Common Stock”).  The Common and/or Preferred Stock of the Company may be issued from time to without prior approval by shareholders and for such consideration as may be fixed from time to time by the Board.  The Board may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.”

In addition, the Amended and Restated Certificate would be filed with the Delaware Secretary of State.

Purpose of Authorizing Additional Common Stock

Our Board believes that it is in the best interest of the Company to have sufficient additional authorized but unissued shares of Common Stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board’s discretion, in relation to the need to (a) raise additional capital by issuing additional shares of Common Stock or granting warrants for the future purchase of Common Stock; (b) grant additional options to purchase Common Stock to attract qualified employees and consultants; and (c) issue additional shares of common stock or securities convertible into Common Stock in connection with strategic corporate transactions, acquisitions, and other business arrangements and corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate and the delay and expense incurred in holding special meetings of the Stockholders to approve such amendments. We regularly review and assess our need to issue our securities for the corporate purposes described above and we believe that we need to be in a position to take advantage of opportunities when and as they arise or when and as needed.  The Board believes that the Company has insufficient unissued shares currently available for issuance to provide sufficient flexibility for future corporate action.

Possible Effect of Increase in Authorized Shares

As of the Record Date, a total of 15,106,000 shares of Company Common Stock are issued and outstanding out of the Company’s 18,000,000 shares of Common Stock currently authorized. Combined with the shares reserved for issuance upon the exercise of options granted under the Company’s Long-Term Incentive Plan (1,797,740 shares), options granted outside of the Company’s Long-Term Incentive Plan (50,000), warrants issued by the Company (665,119 shares), and warrants that may be issued under  the liquidated damages provisions of the Company’s June 22, 2007 common stock and warrant transaction, the number of authorized shares currently available for issuance is 216,148 shares.  The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. The amendment to authorize the issuance of additional shares of common stock will not have any effect on the par value of the common stock. Nevertheless, the issuance of such additionally authorized shares of Common Stock would affect the voting rights of our current stockholders because there would be an increase in the number of outstanding shares entitled to vote on corporate matters, including the election of directors, if, as and when any such shares of Common Stock are issued in the future. If the Board determines that an issuance of shares of our Common Stock is in our best interest and our stockholders' best interest, the issuance of additional shares would have the effect of diluting the earnings per share or book value per share of the outstanding shares of Common Stock or the stock ownership or voting rights of a stockholder.

If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.  Holders of our common stock as such have no statutory preemptive rights with respect to issuances of Common Stock.

Approval to amend the Certificate to increase the number of shares of Common Stock authorized for issuance requires, under the Delaware General Corporation Law (“DGCL”) the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Company.  In accordance with the Company’s Bylaws, amendment of the Company’s Certificate requires the affirmative vote of 66 2/3%, of the combined voting power of all the shares of all classes of capital stock of the Company then entitled to vote generally in the election of directors, whether voting in person or by proxy. Abstentions will have the same effect as votes against the proposals on such matters. The Company has no class of voting stock outstanding other than the Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPANY’S FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

PROPOSAL 3:
APPROVAL OF THE COMPANY’S 1995 LONG-TERM INCENTIVE PLAN (AS AMENDED AND RESTATED, EFFECTIVE SEPTEMBER 25, 2007)

The Board proposes that the stockholders of the Company approve an amendment to the Plan, which currently expires on June 30, 2008. The Board approved the amendment, subject to stockholder approval, which extends the life of the plan ten years through 2018. There are currently 2,500,000 shares reserved for issuance under the Plan, however, as of the Record Date, 246,686 shares are available for grant under the plan.

The Board requests and recommends the stockholders ratify and approve the proposed 1995 Long-Term Incentive Plan, as Amended and Restated, effective September 25, 2007 (the “Amended and Restated Plan”), which provides for reservation of an additional 1,000,000 shares of Common Stock for issuance thereunder in accordance with the Company’s Bylaws and Delaware General Corporation Law.

The purpose of increasing the number of shares of Common Stock available for issuance under the Amended and Restated Plan is to ensure that the Company has sufficient shares of Common Stock available for issuance in order to maintain its ability to continue to utilize equity incentives to attract and retain the services of key individuals and high-quality employees, officers, directors and consultants essential to its long-term growth and financial success, through the issuance of option grants and to provide additional incentive by permitting certain key individuals whose efforts have materially contributed to the Company’s success to be eligible to participate as owners of the Company.  The Amended and Restated Plan provides for a total of 3,500,000 shares of Common Stock which may be issued upon the exercise of options granted thereunder.

The purpose of extending the term to 2018 is to ensure plan continuity, to minimize the negative impact on existing and potential employees who may be precluded from receiving grants in the event the Plan expires during their eligibility period or such time as the Company may seek to recruit them and to avoid unnecessary expense of calling an additional special stockholder meeting and delay of waiting until the next Annual Meeting.

The following is a summary of the material provisions of the Amended and Restated Plan, which is qualified in its entirety by the terms of the Amended and Restated Plan that is published in this Proxy as Exhibit C. A copy of the Amended and Restated Plan may also be obtained from the Plan Administrator at our executive offices located at 7133 Rutherford Road, Suite 200, Baltimore, MD 21244.

The purpose of the Amended and Restated Plan is to promote the long-term growth and profitability of the Company. The Amended and Restated Plan is administered by the Board or a committee of the Board (the "Administrator"). The Amended and Restated Plan permits the granting of stock options to employees, directors or consultants (including incentive stock options and nonqualified stock options) stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards or any combination of these.

Outstanding equity awards represent potential future stock issuances that would, upon exercise result in diluting the percentage ownership of each investor. As a percentage of the Company’s outstanding stock, the impact of outstanding equity awards serves as a measure of future dilution.  In addition, shares reserved for future option grants under the Company’s stock plans can eventually dilute stock ownership as equity awards are granted and exercised.

Employees often choose to not to exercise vested options and hold on to them for possible future exercise. Failing to exercise vested options can have the effect of causing relatively high levels of outstanding options.

Intellectual capital, including the know-how of key employees of the acquired company, is a value component in most acquisitions. Stock options are frequently granted to employees of the acquired company to ensure business continuity in order to fully realize the value of the acquired company and its technologies, acquisitions can result in an increase in the level of equity awards.

The Administrator has the powers vested in it by the terms of the Amended and Restated Plan, including determining the types of awards to be granted, number of shares covered by each award, prescribed grant agreements evidencing such awards, and the establishment of programs for granting awards. The Administrator has the authority to administer and interpret the Amended and Restated Plan and to adopt and interpret the rules, regulations, agreements, guidelines and instruments as it determines are necessary or advisable. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors deemed relevant in accomplishing the purposes of the Amended and Restated Plan.

If amended as proposed, the Amended and Restated Plan will terminate on June 30, 2018. All awards made under the Amended and Restated Plan shall remain in effect until such awards have been satisfied or terminated in accordance with the Amended and Restated Plan and the terms of such awards.

As of the date of this prospectus, no awards have been made under the Amended and Restated Plan.  Grants made under the Amended and Restated Plan are intended to qualify as either incentive stock options (“ISO”) or non-qualified stock options (“NSO”) as governed by Sections 422 and 83 of the Internal Revenue Code (the “Code”) respectively. Generally, at the time of the grant, federal income tax is not payable by an option holder and the Company does not take a deduction. Under current tax laws, if an option holder exercises a non-qualified stock option, the option holder will have taxable income equal to the difference between the fair market price of the common stock on the exercise date and the stock option grant price.

Although no tax consequences generally result from the grant of the option, an option holder who exercises a NSO generally will realize compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. An option holder generally will have no taxable income upon exercising an ISO after the applicable holding periods have been satisfied (however, alternative minimum tax may apply), and the Company will not receive a deduction when an incentive stock option is exercised.

Upon exercise of an option, the tax treatment may also vary depending on the amount of time the shares were held and whether they were acquired upon exercise of an ISO or a NSO. The Company will be entitled to a deduction in the corresponding amount on its income tax return and, if the shares were acquired under an ISO before the applicable holding periods have been satisfied, it may be entitled to a deduction.

Effective January 1, 2005, Section 409A to the Code covers most programs that defer the receipt of compensation to a succeeding year. It also provides strict election deferral and payout timing rules. In the event an employee fails to comply with Section 409A, significant penalties may be placed on the individual employee. However, Section 409A does not affect the Company’s ability to deduct deferred compensation.

Awards granted under the Amended and Restated Plan may also qualify as “performance-based compensation” under Section 162(m) of the Tax Code in order to preserve the Company’s federal income tax deductions with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to one of the Company’s five most highly-compensated executive officers.  Options and other awards which qualify as such must be granted under the Amended and Restated Plan by a committee consisting solely of two or more “outside directors” (as defined under Section 162 regulations) and satisfy the Amended and Restated Plan’s limit on the total number of shares that may be awarded to any one option holder during any calendar year. In addition, for awards other than options to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria, as established and certified by a committee consisting solely of two or more “outside directors.”

The rules governing the tax treatment of options and the receipt of shares in connection with such grants are quite technical; accordingly, the above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as their interpretation may vary in individual circumstances. Finally, the tax consequences under applicable state laws may not be the same as under the federal income tax laws.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF
THE COMPANY’S 1995 LONG-TERM
 INCENTIVE PLAN (AS AMENDED AND RESTATED, EFFECTIVE SEPTEMBER 25, 2007)

OTHER BUSINESS

As of the date of this proxy statement, the Company does not know of any matters that will be presented for action at the Special Meeting other than those expressly set forth herein. If other matters properly come before the meeting, proxies submitted on the enclosed form will be voted by the persons named in the enclosed form of proxy in accordance with their best judgment. In addition, (i) any stockholder proposal, which is not in this proxy statement or on the proxy card or voting instructions form pursuant to Rule 14a-8 or 14a-9 of the Securities Exchange Act of 1934, is presented for action at the meeting, or (ii) if any matters concerning the conduct of the meeting are presented for action, then stockholders present at the meeting may vote on such items. If you are represented by proxy, your proxy will vote your shares using his discretion.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Our Annual Report on Form 10-K filed with the SEC on April 2, 2007, which includes our audited financial statements for the fiscal year ended December 31, 2006 was mailed to shareholders on June 4, 2007. Information under the following captions in the Annual Report on Form 10-K are incorporated by reference: “Item 8—Financial Statements and Supplementary Data”; “Item 7—Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and “Item 7A—Quantitative and Qualitative Disclosures About Market Risk.” You may also access a copy of our Annual Report on Form 10-K in the Investor Relations section of our website at www.gses.com. Upon your request, we will provide, without any charge, a copy of any of our filings with the SEC. Requests should be directed to our Corporate Secretary in writing as follows: GSE Systems, Inc., Attn: Secretary, 7133 Rutherford Road, Suite 200, Baltimore, MD 21244.  Our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007  is being mailed to the Company’s stockholders together with this proxy statement.

By Order of the Board of Directors

Jeffery G. Hough
Secretary
Baltimore, Maryland
November 19, 2007

      EXHIBIT A

AMENDED AND RESTATED BYLAWS OF
GSE SYSTEMS, INC.
(as amended on September 25, 2007)

SECTION I
CAPITAL STOCK

Section 1.1.                                Certificates.  Certificates representing shares of the Corporation shall be in such form (consistent with applicable law) as shall be determined by the Board.  Notwithstanding any other provision of these Bylaws, the Board of Directors has authorized the issuance of certificateless shares, for registration in book entry accounts for shares of stock in such form as the appropriate officers of the Company may from time to time prescribe, in addition to or in place of shares of the Company represented by certificates, to the extent authorized by applicable law.  All certificates for shares shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation.  All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefore on such terms and indemnity to the Corporation as the Board may prescribe.

Section 1.2.                                Record Ownership.  A record of the name and address of the holder of each certificate, the number of shares represented thereby and the date of issue thereof shall be made on the Corporation's books.  The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereof, except as required by the laws of the State of Delaware.

Section 1.3.                                Transfer of Record Ownership.  Transfers of stock shall be made on the books of the Corporation only by direction of the person named in the certificate or such person's attorney, lawfully constituted in writing, and only upon the surrender of the certificate therefor and a written assignment of the shares evidenced thereby, which certificate shall be cancelled before the new certificate is issued.

Section 1.4.                                Lost Certificates.  Any person claiming a stock certificate in lieu of one lost, stolen or destroyed shall give the Corporation an affidavit as to such person's ownership of the certificate and of the facts which go to prove its loss, theft or destruction.  Such person shall also, unless waived by an authorized officer of the Corporation, give the Corporation a bond, in such form as may be approved by the Corporation, sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of the certificate or the issuance of a new certificate.

Section 1.5.                                Transfer Agents; Registrars: Rules Respecting Certificates.  The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.  The Board of Directors may make such further rules and regulations as it may deem expedient concerning the issue, transfer and registration of stock certificates of the Corporation.

Section 1.6.                                Record Date.  The Board of Directors may fix in advance a future date, not exceeding sixty days (nor, in the case of a stockholders' meeting, less than ten days) preceding the date of any meeting of stockholders, payment of dividend or other distribution, allotment of rights, or change, conversion or exchange of capital stock or for the purpose of any other lawful action, as the record date for determination of the stockholders entitled to notice of and to vote at any such meeting and any adjournment thereof, or to receive any such dividend or other distribution or allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to participate in any such other lawful action, and, in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of and to vote at such meeting and any adjournment thereof, or to receive such dividend or other distribution or allotment of rights, or to exercise such rights, or to participate in any such other lawful action, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

SECTION II
MEETINGS OF STOCKHOLDERS

Section 2.1.                                Annual Meetings.  The annual meeting of stockholders for the election of directors and the transaction of such other proper business shall be held on the first Thursday in the month of May, unless otherwise specified by resolution adopted by the Board of Directors, and at the time and place, within or without Delaware, as determined by the Board of Directors.

Section 2.2.                                Special Meetings.  Special meetings of stockholders for any purpose or purposes may be called by the Board of Directors and shall be called by the Chairman of the Board of Directors at the request of holders of not less than twenty-five percent (25%) of all the outstanding shares of the Corporation entitled to vote at the meeting.  Special meetings may be held at any place, within or without Delaware, as determined by the Chairman of the Board of Directors.  The only business which may be conducted at such a meeting, other than procedural matters and matters relating to the conduct of the meeting, shall be the matter or matters described in the notice of the meeting.

Section 2.3.                                Notice.  Written notice of each meeting of stockholders, stating the date, hour, place and, in the case of a special meeting, the purpose thereof, shall be given as provided by law by the Secretary or an Assistant or Deputy Secretary not less than ten days nor more than sixty days before such meeting (unless a different time is specified by law) to every stockholder entitled by law to notice of such meeting.

Section 2.4.                                List of Stockholders.  A complete list of the stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary and shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held, for at least ten days before the meeting and at the place of the meeting during the whole time of the meeting.

Section 2.5.                                Quorum.  The holders of at least a majority of the votes entitled to be cast by the issued and outstanding stock of the Corporation entitled to vote on the matters at issue, present in person or represented by proxy, shall constitute a quorum, except as otherwise required by the Delaware General Corporation Law (the "GCL").  In the event of a lack of a quorum, the chairman of the meeting or a majority in interest of the stockholders present in person or represented by proxy may adjourn the meeting from time to time without notice other than an announcement at the meeting, until a quorum shall be obtained.  At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.6.                                Organization.  The Chairman of the Board, or, in the absence of the Chairman of the Board, the President, or, in the absence of the Chairman of the Board and the President, any Executive Vice President, shall preside at meetings of stockholders.  The Secretary of the Corporation shall act as secretary, but in the absence of the Secretary, the presiding officer may appoint a secretary.

Section 2.7.                                Stockholder Nominations and Proposals.  (a) No proposal for a stockholder vote shall be submitted by a stockholder (a "Stockholder Proposal") to the Corporation's stockholders unless the stockholder submitting such proposal (the "Proponent") shall have filed a written notice setting forth with particularity (i) the names and business addresses of the Proponent and all Persons (as such term is defined in Section 3(a) (9) of the Securities Exchange Act of 1934, as amended through the date of adoption of these Bylaws) acting in concert with the Proponent; (ii) the names and addresses of the Proponent and the Persons identified in clause (i), as they appear on the Corporation's books (if they so appear); (iii) the class and number of shares of the Corporation beneficially owned by the Proponent and the Persons identified in clause (i); (iv) a description of the Stockholder Proposal containing all material information relating thereto; and (v) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and stockholders of the Corporation to consider the Stockholder Proposal.  Upon receipt of the Stockholder Proposal and prior to the stockholder meeting at which such Stockholder Proposal will be considered, if the Board of Directors or a designated committee or the officer who will preside at the stockholders meeting determines that the information provided in a stockholder proposal does not satisfy the informational requirements of these Bylaws or is otherwise not in accordance with law, the Secretary of the Corporation shall promptly notify such Proponent of the deficiency in the notice.  Such Proponent shall have an opportunity to cure the deficiency by providing additional information to the Secretary within the period of time, not to exceed five days from the date such deficiency notice is given to the Proponent, determined by the Board of Directors, such committee or such officer.  If the deficiency is not cured within such period, or if the Board of Directors, such committee or such officer determines that the additional information provided by the Proponent, together with the information previously provided, does not satisfy the requirements of this Section 2.7, then such proposal shall not be presented for action at the meeting in question.

(b) Only persons who are selected and recommended by the Board of Directors or the Nominating Committee thereof, or who are nominated by stockholders in accordance with the procedures set forth in this Section 2.7, shall be eligible for election, or qualified to serve, as directors.  Nominations of individuals for election to the Board of Directors of the Corporation at any annual meeting or any special meeting of stockholders at which directors are to be elected may be made by any stockholder of the Corporation entitled to vote for the election of directors at that meeting by compliance with the procedures set forth in this Section 2.7. Nominations by stockholders shall be made by written notice (a "Nomination Notice"), which shall set forth (i) as to each individual nominated, (A) the name, date of birth, business address and residence address of such individual; (B) the business experience during the past five years of such nominee, including his or her principal occupations and employment during such period, the name and principal business of any Corporation or other organization in which such occupations and employment were carried on and such other information as to the nature of his or her responsibilities and level of professional competence as may be sufficient to permit assessment of his or her prior business experience: (C) whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any Corporation, partnership or other entity: (D) any directorships held by such nominee in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, as amended; and (E) whether, in the last five years, such nominee has been convicted in a criminal proceeding or has been subject to a judgment, order, finding or decree of any federal, state or other governmental entity, concerning any violation of federal, state or other law, or any proceeding in bankruptcy, which conviction, judgment, order, finding, decree or proceeding may be material to an evaluation of the ability or integrity of the nominee; and (ii) as to the Person submitting the Nomination Notice and any Person acting in concert with such Person, (x) the name and business address of such Persons, (y) the name and address of such Persons and as they appear on the Corporation's books (if they so appear) and (z) the class and number of shares of the Corporation which are beneficially owned by such Persons.  A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by the nominee, shall be filed with any Nomination Notice.  If the presiding officer at any stockholders meeting determines that a nomination was not made in accordance with the procedures prescribed by these Bylaws, he shall so declare to the meeting and the defective nomination shall be disregarded.

(c) Nomination Notices and stockholder Proposals shall be delivered to the Secretary at the principal executive office of the Corporation not less than sixty and not more than ninety days prior to the date of the meeting of stockholders if such Nomination Notice or Stockholder Proposal is to be submitted at an annual stockholders meeting (provided, however, that if such annual meeting is called to be held before the date specified in Section 2.1 hereof, such Nomination Notice or Stockholder Proposal shall be so delivered no later than the close of business on the tenth day following the day on which notice of the date of the annual stockholders meeting was given).  Nomination Notices and stockholder Proposals shall be delivered to the Secretary at the principal executive office of the Corporation no later than the close of business on the tenth day following the day on which notice of the date of a special meeting of stockholders was given if the Nomination Notice or Stockholder Proposal is to be submitted at a special stockholders meeting.

Section 2.8.                                Voting.  Unless otherwise provided in a resolution or resolutions providing for any class or series of Preferred Stock pursuant to Article IV of the certificate of Incorporation, by any other provision of the Certificate of Incorporation or by the GCL, each stockholder shall be entitled to one vote, in person or by written proxy, for each share held of record by such stockholder which is entitled to vote generally in the election of directors.  All elections for the Board of Directors shall be decided by a plurality of the votes cast and all other questions shall be decided by a majority of the votes cast, except as otherwise required by the GCL or as provided for in the Certificate of Incorporation or these Bylaws.  Abstentions shall not be considered to be votes cast.

Section 2.9.                                Inspectors.  Votes by written ballot at any meeting of stockholders may be conducted by one or more inspectors, appointed for that purpose, either by the Board of Directors or by the chairman of the meeting.  The inspector or inspectors may decide upon the qualifications of voters and the validity of proxies, and may count the votes and declare the result.

SECTION III
BOARD OF DIRECTORS

Section 3.1.                                Number and Qualifications.  The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.  The number of, retirement age of and other restrictions and qualifications for directors constituting the Board of Directors shall be as authorized from time to time exclusively by a majority vote of the members of the Board of Directors then in office, provided that no amendment to the Bylaws decreasing the number of directors shall have the effect of shortening the term of any incumbent director and provided that the number of directors shall not be increased by fifty percent (50%) or more in any twelve-month period without the approval by at least sixty-six and two-thirds percent (66 2/3%) of the members of the Board of Directors then in office.  Each director shall hold office until his successor is elected and qualified or until his earlier death, removal or resignation pursuant to Section 3.2 hereof.

Section 3.2.                                Resignation.  A director may resign at any time by giving written notice to the Chairman of the Board, to the President or to the Secretary.  Unless otherwise stated in such notice of resignation, the acceptance thereof shall not be necessary to make it effective; and such resignation shall take effect at the time specified therein or, in the absence of such specification, it shall take effect upon the receipt thereof.

Section 3.3.                                Regular Meetings.  Regular meetings of the Board of Directors may be held without further notice at such time as shall from time to time be determined by the Board of Directors.

Section 3.4.                                Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chairman of the Executive Committee, the Vice Chairman of the Board or the president, or at the request in writing of a majority of the members of the Board of Directors then in office.

Section 3.5.                                Notice of Special Meetings.  Notice of the date, time and place of each special meeting shall be (i) mailed by regular mail to each director at his designated address at least six days before the meeting, (ii) sent by overnight courier to each director at his designated address at least two days before the meeting (with delivery scheduled to occur no later than the day before the meeting), or (iii) given orally by telephone or other means, or by telegraph or telecopy, or by any other means comparable to any of, the foregoing, to each director at his designated address at least twenty-four hours before the meeting.  The notice of the special meeting shall state the general purpose of the meeting, but other routine business may be conducted at the special meeting without such matter being stated in the notice.

Section 3.6                                Place of Meetings.  The Board of Directors may hold their meetings and have an office or offices outside of Delaware.  Each regular meeting of the Board of Directors shall be held at the location specified in the notice with respect to such meeting or if no such notice is provided or no location is specified therein, at the principal executive offices of the Corporation.  A meeting of the Board of Directors for the election of officers and the transaction of such other business as may come before it may be held without notice immediately following the annual meeting of stockholders.

Section 3.7.                                Telephonic Meetings and Participation.  Any or all of the directors may participate in a meeting of the Board of Directors or any committee thereof by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Section 3.8.                                Action by Directors Without a Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 3.9.                                Quorum and Adjournment.  A majority of the number of the directors then holding office shall constitute a quorum.  Whether or not a quorum is present to conduct a meeting, any meeting of the Board of Directors (including an adjourned meeting) may be adjourned by a majority of the directors present, to reconvene at a specific time and place.  It shall not be necessary to give to the directors present at the adjourned meeting notice of the reconvened meeting or of the business to be transacted, other than by announcement at the meeting that was adjourned; provided, however, that notice of such reconvened meeting, stating the date, time, and place of the reconvened meeting, shall be given to the directors not present at the adjourned meeting in accordance with the requirements of section 3.5 hereof.

Section 3.10.                                Organization.  The Chairman of the Board, or, in the absence of the Chairman of the Board, the Chairman of the Executive Committee, or in the absence of the Chairman of the Executive Committee, the Vice Chairman of the Board, or, in the absence of the Vice Chairman of the Board, the president, or in the absence of the President, a member of the Board selected by the members present, shall preside at meetings of the Board.  The Secretary of the Corporation or an Assistant Secretary, as designated by the Chairman of the Board or other presiding officer, shall act as secretary and record the minutes of such meeting.

Section 3.11.                                Compensation of Directors.  Directors shall receive such compensation for their services as the Board of Directors may determine.  Any director may serve the Corporation in any other capacity and receive compensation therefor.

Section 3.12.                                Presumption of Assent.  A director of the Corporation who is present at a meeting of the Board of Directors when a vote on any matter is taken is deemed to have assented to the action taken unless he votes against or abstains from the action taken, or unless at the beginning of the meeting or promptly upon arrival, the director objects to the holding of the meeting or the transacting of specified business at the meeting.  Any such dissenting votes, abstentions or objections shall be entered in the minutes of the meeting.

Section 3.13.                                Voting.  Except as otherwise provided in the certificate of Incorporation, these Bylaws and the GCL, all actions taken by the Board of Directors shall be taken by a majority vote of the members then in office.

SECTION IV
EXECUTIVE AND OTHER COMMITTEES

Section 4.1.                                Executive Committee.  The Board shall, by resolution passed by a majority of the members of the Board of Directors then in office, designate an Executive Committee to consist of three or more members of the Board.

Section 4.2.                                Vacancies.  By a vote of the majority of the members of the Board of Directors then in office, the Board of Directors shall have the power to change the membership of the Executive Committee at any time, to fill vacancies therein and to discharge the Executive Committee or to remove any member thereof (including the Chairman thereof) at any time.

Section 4.3.                                Procedure.  Meetings of the Executive Committee shall be held at such times and places as the Chairman of the Executive Committee may determine.  The Executive Committee may fix its rules of procedure, determine its manner of acting and specify what notice, if any, of meetings shall be given, except as the Board of Directors by a vote of sixty-six and two-thirds percent (66 2/3%) shall by resolution otherwise provide.  Unless otherwise provided by the Board of Directors or the Executive Committee, quorum, voting and other procedures shall be the same as those applicable to actions taken by the Board of Directors.

Section 4.4.                                Powers.  (a) Except as otherwise provided by law or the Certificate of Incorporation or these Bylaws, the Executive Committee shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation in the intervals between meetings of the Board of Directors.

(b) The authority of the Executive Committee shall specifically include, but not be limited to, the power to declare a dividend, to authorize the issuance of stock, and to adopt a certificate of ownership and merger of the Corporation with a subsidiary pursuant to Section 253 of the GCL.

Section 4.5                                Nominating Committee.  The Board shall, by resolution passed by a majority of the members of the Board of Directors then in office, designate a Nominating Committee to consist of two or more members of the Board.  A majority of the Board of Directors then in office shall have the power to change the membership of the Nominating committee, fill vacancies therein or remove any members thereof, either with or without cause, at any time.  Unless otherwise provided by the Board of Directors or the Nominating Committee, quorum, voting, and other procedures of the Nominating Committee shall be the same as those applicable to actions taken by the Board of Directors.  The Nominating Committee may fix its rules of procedure, determine its manner of acting and fix the time and place, whether within or without the State of Delaware, of its meetings and specify what notice thereof, if any, shall be given, unless the majority of the Board of Directors shall otherwise by resolution provide.

Section 4.6.                                Other Committees.  The Board of Directors may, by resolutions passed by a majority of the members of the Board of Directors then in office, designate members of the Board of Directors to constitute other committees which shall in each case consist of such number of directors, and shall have and may execute such powers as may be determined and specified in the respective resolutions appointing them.  Any such committee may fix its rules of procedure, determine its manner of acting and fix the time and place, whether within or without the State of Delaware, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise by resolution provide.  Unless otherwise provided by the Board of Directors or such committee, quorum, voting and other procedures shall be the same as those applicable to actions taken by the Board of Directors.  A majority of the members of the Board of Directors then in office shall have the power to change the membership of any such committee at any time, to fill vacancies therein and to discharge any such committee or to remove any member thereof, either with or without cause, at any time.

SECTION V
OFFICERS

Section 5.1.                                Designation.  The officers of the Corporation shall be a Chairman of the Board, any Vice Chairman of the Board, a President, one or more Vice Presidents in such gradations as the Board of Directors may determine, a Treasurer, one or more Assistant or Deputy Treasurers, a Secretary and one or more Assistant or Deputy Secretaries.  The Board of Directors also may elect or appoint, or provide for the appointment of, such other officers or agents as may from time to time appear necessary or advisable in the conduct of the business and affairs of the Corporation.

Section 5.2.                                Election and Term.  At its first meeting after each annual meeting of stockholders, the Board of Directors shall elect the officers or provide for the appointment thereof.  Subject to Section 5.3 and section 5.4 hereof, the term of each officer elected by the Board of Directors shall be until the first meeting of the Board of Directors following the next annual meeting of stockholders and until such officer's successor is chosen and qualified.

Section 5.3.                                Resignation.  Any officer may resign at any time by giving written notice to any member of the Office of the Chairman or the Secretary.  Unless otherwise stated in such notice of resignation, the acceptance thereof shall not be necessary to make it effective; and such resignation shall take effect at the time specified therein or, in the absence of such specification, it shall take effect upon the receipt thereof.

Section 5.4.                                Removal.  Any officer may be removed at any time with or without cause by the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the members of the Board of Directors then in office.  Any officer appointed by another officer may be removed with or without cause by such officer.

Section 5.5.                                Vacancies.  A vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors or, in the case of offices held by officers who may be appointed by other officers, by any officer authorized to appoint such officer.

Section 5.6.                                Chief Executive and Chief Operating Officers.  The Chairman of the Board shall initially be the Chief Executive Officer of the Corporation and thereafter, at such time as the Board of Directors shall determine, the Chief Executive Officer shall be such officer as the Board of Directors shall designate from time to time.  The Chief Executive Officer shall be responsible for carrying out the policies adopted by the Board of Directors.  The Board of Directors shall also designate a Chief Operating Officer.  The Chief Operating Officer shall have general authority and supervision over the operations of the Corporation and shall consult with the Chief Executive Officer as to matters within the scope of the authority of the Chief Executive Officer.

Section 5.7.                                Chairman of the Board.  The Chairman of the Board shall have such powers and perform such duties as may be provided for herein and as may be incident to the office and as may be assigned by the Board of Directors.

Section 5.8.                                Chairman of the Executive Committee.  The Chairman of the Executive Committee shall preside at all meetings of the Executive Committee of the Board of Directors and shall have such other powers and perform such other duties as may be provided for herein or assigned by the Board of Directors.

Section 5.9.                                Vice Chairman of the Board.  Any Vice Chairman of the Board shall, except as otherwise provided in these Bylaws or by the Board of Directors, in the absence of the Chairman, have the powers and perform the duties of the Chairman, and shall have such other powers and perform such other duties as may be provided for herein and as may be incident to the office and as may be assigned by the Board of Directors.

Section 5.10.                                President.  The President shall have such powers and perform such duties as may be provided for herein and as may be incident to the office and as may be assigned from time to time by the Board of Directors.

Section 5.11.                                Vice Presidents.  Each Vice President shall have such powers and perform such duties as may be provided for herein and as may be assigned by the Chairman of the Board, the President or the Board of Directors.

Section 5.12.                                Treasurer.  The Treasurer shall have charge of all funds of the Corporation and shall perform all acts incident to the position of Treasurer, subject to the control of the Board of Directors.

Section 5.13.                                Assistant or Deputy Treasurers.  Each Assistant or Deputy Treasurer shall have such powers and perform such duties as may be assigned by the Treasurer or the Board of Directors.

Section 5.14.                                Secretary.  The Secretary shall give notices of all meetings of stockholders and directors and of such committees as directed by the Board of Directors. The Secretary shall have charge of such books and papers as the Board of Directors may require. The Secretary or any Assistant Secretary is authorized to certify copies of extracts from minutes and of documents in the Secretary's charge and anyone may rely on such certified copies to the same effect as if such copies were originals and may rely upon any statement of fact concerning the Corporation certified by the Secretary (or any Assistant Secretary). The Secretary shall perform all acts incident to the office of Secretary, subject to the control of the Board of Directors.

Section 5.15.                                Assistant or Deputy Secretaries.  Each Assistant or Deputy Secretary shall have such powers and perform such duties as may be assigned by the Secretary or the Board of Directors.

Section 5.16.                                Compensation of Officers.  The officers of the Corporation shall receive such compensation for their services as the Board of Directors may determine. The Board of Directors may delegate its authority to determine compensation to a committee or designated officers of the Corporation.

Section 5.17.                                Execution of Instruments.  Checks, notes, drafts, other commercial instruments, assignments, guarantees of signatures and contracts (except as otherwise provided herein or by law) shall be executed by the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice President or such officers or employees or agents as the Board of Directors or any of such designated officers may direct.

Section 5.18.                                Mechanical Endorsement.  The Chairman of the Board, any Vice Chairman of the Board, the President, any Vice President or the Secretary may authorize any endorsement on behalf of the Corporation to be made by such mechanical means or stamps as any of such officers may deem appropriate.

SECTION VI
INDEMNIFICATION

Section 6.1.                                Indemnification provisions in Certificate of Incorporation.  The provisions of this Section VI are intended to supplement Article VII of the Certificate of Incorporation pursuant to Section 7.2 of the Certificate of Incorporation. To the extent that this Section VI contains any provisions inconsistent with said Article VII, the provisions of the Certificate of Incorporation shall govern. Terms defined in such Article VII shall have the same meaning in this Section VI.

Section 6.2.                                Undertakings for Advances of Expenses.  If and to the extent the GCL requires, an advancement by the Corporation of expenses incurred by an indemnitee pursuant to clause (iii) of the last sentence of Section 7.1 of the certificate of Incorporation (hereinafter an "advancement of expenses") shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately· be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under Article VII of the certificate of Incorporation or otherwise.

Section 6.3.                                Claims for Indemnification.  If a claim for indemnification under Section 7.1 of the Certificate of Incorporation is not paid in full by the Corporation within sixty days after it has been received in writing by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.  If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses only upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in section 145 of the GCL (or any successor provision or provisions). Neither the failure of the Corporation (including the Board of Directors, independent legal counselor its· stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in Section 145 of the GCL (or any successor provision or provisions), nor an actual determination by the Corporation (including the Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to have or retain such advancement of expenses, under Article VII of the certificate of Incorporation or this Section VI or otherwise, shall be on the Corporation.

Section 6.4.                                Insurance.  The Corporation may maintain insurance, at its expense, to protect itself and any director, trustee, officer, employee or agent of the Corporation or another enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the GCL.

Section 6.5.                                Severability.  In the event that any of the provisions of this Section VI (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the full extent permitted by law.

SECTION VII
MISCELLANEOUS

Section 7.1.                                Seal.  The corporate seal shall have inscribed upon it the name of the Corporation, the year "1993" and the words "Corporate Seal" and "Delaware."  The secretary shall be in charge of the seal and may authorize a duplicate seal to be kept and used by any other officer or person.

Section 7.2.                                Waiver of Notice.  Whenever any notice is required to be given, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein shall be deemed equivalent thereto. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 7.3.                                Voting of Stock Owned by the Corporation.  Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, the Chairman of the Executive Committee, the Vice Chairman of the Board, the President, any Vice President or such officers or employees or agents as the Board of Directors or any of such designated officers may direct. Any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any Corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may from time to time confer like powers upon any other person or persons.

Section 7.4.                                Executive Office.  The principal executive office of the Corporation shall be located in Baltimore, Maryland or such other location as may be specified by the Board of Directors.  The books of account and records shall be kept in such office.  The Corporation also may have offices at such other places, both within and without Delaware, as the Board of Directors from time to time shall determine or the business and affairs of the Corporation may require.

ARTICLE VIII
AMENDMENT OF BYLAWS

These Bylaws of the Corporation may be amended, altered, changed, adopted and repealed by a vote of the majority of the Board of Directors then in office at any regular or special meeting.  The stockholders also shall have the power to amend, alter, change, adopt and repeal the Bylaws of the Corporation at any annual or special meeting pursuant to the requirements of the Certificate of Incorporation.

     EXHIBIT B

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF
GSE SYSTEMS, INC.

ARTICLE I

NAME: ORIGINAL DATE OF FILING

The name of the corporation is GSE Systems, Inc. (the “Corporation”).  The original Certificate of Incorporation was filed with the Delaware Secretary of State on March 30, 1994.

ARTICLE II
ADDRESS OF REGISTERED OFFICE;

NAME OF REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is c/o HIQ Corporate Services, Inc., 15 East North Street, Dover, Kent County, Delaware, and the name of its registered agent is HIQ Corporate Services, Inc.

ARTICLE III

PURPOSE AND POWERS

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation now or hereafter may be organized under the Delaware General Corporation Law (the “GCL”) GCL.  It shall have all powers that now or hereafter may be lawful for a corporation to exercise under the GCL.

ARTICLE IV

CAPITAL STOCK

Section 4.1.  Total Number of Shares of Capital Stock.  The total number of shares of capital stock of all classes that the Corporation shall have authority to issue is 32,000,000 shares.  The authorized stock is divided into 2,000,000 shares of Preferred Stock, with the par value of $0.01 each (the “Preferred Stock”), and 30,000,000 shares of voting common stock, with the par value of $0.01 each (the “Common Stock”).  The Common and/or Preferred Stock of the Company may be issued from time to without prior approval by shareholders and for such consideration as may be fixed from time to time by the Board.  The Board may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

Section 4.2. Preferred Stock.  Authority is hereby expressly granted to the Board of Directors of the Corporation, subject to the provisions of this Article IV and to the limitations prescribed by the GCL, to authorize the issue of one or more classes of Preferred Stock and, with respect to each such class, to fix by resolution or resolutions providing for the issue of such class the voting powers, full or limited, if any, of the shares of such class, the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof.  The authority of the Board of Directors with respect to each class thereof shall include, but not be limited to, the determination or fixing of the following:

    (i)  the designation of such class;

    (ii)  the number of shares to compose such class, which number the Board of Directors may thereafter (except where otherwise provided in a resolution designating a particular class) increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares thereof then outstanding);

    (iii)  the dividend rate of such class, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of capital stock of the Corporation and whether such dividends shall be cumulative or noncumulative;

    (iv)  whether the shares of such class shall be subject to redemption by the Corporation, and if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

    (v)  the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such class;

    (vi)  whether the shares of such class shall be convertible into or exchangeable for shares of any other class or classes of any capital stock or any other securities of the Corporation, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

    (vii)  the extent, if any, to which the holders of shares of such class shall be entitled to vote with respect to the election of directors or otherwise;

    (viii)  the restrictions, if any, on the issue or reissue of any additional Preferred Stock;

    (ix)  the rights of the holders of the shares of such class upon the dissolution of, voluntary or involuntary liquidation, winding up or upon the distribution of assets of the Corporation; and

    (x)  the manner in which any facts ascertainable outside the resolution or resolutions providing for the issue of such class shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class.

Section 4.3  Common Stock.  (a) Subject to all of the rights of the holders of Preferred Stock provided for by resolution or resolutions of the Board of Directors pursuant to this Article IV or by the GLC, each holder of Common Stock shall have one vote per share of Common Stock held by such holder on all matters on which holders of Common Stock are entitled to vote and shall have the right to receive notice of and to vote at all meetings of the stockholders of the Corporation.

    (b)  The holders of Common Stock shall have the right to receive dividends as and when declared by the Board of Directors in its sole discretion, subject to any limitations on the declaring of dividends imposed by the GCL or the rights of holders of Preferred Stock provided for by resolutions or resolutions of the Board of Directors pursuant to this Article IV.

    (c)  Stockholders shall not have preemptive rights to acquire additional shares of stock of any class which the Corporation may elect to issue or sell.

Section 4.4   Issuance of Rights to Purchase Securities and Other Property.  Subject to all of the rights of the holders of Preferred Stock provided for by resolution or resolutions of the Board of Directors pursuant to this Article IV or by the GCL, the Board of Directors is hereby authorized to create and to authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Corporation of rights, options and warrants for the purchase of shares of capital stock of the Corporation, other securities of the Corporation or shares or other securities of any successor in interest of the Corporation (a “Successor”), at such times, in such amounts, to such person, for such consideration (if any), with such form and content (including without limitation the consideration for which any shares of capital stock of the Corporation, other securities of the Corporation or shares or other securities of any Successor are to be issued) and upon such terms and conditions as it may from time to time determine, subject only to the restrictions, limitations, conditions and requirements imposed by the GCL, other applicable laws and this Certificate.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1.  Power of the Board of Directors.  The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.  In furtherance, and not limitation, of the powers conferred by the GCL, the Board of Directors is expressly authorized to:

    (a)  adopt, amend, alter, change or repeal the Bylaws of the Corporation (the “Bylaws”); provided, however, that no Bylaws hereafter adopted shall invalidate any prior act of the directors that was valid at the time such action was taken;

    (b)  determine the rights, powers, duties, rules and procedures that affect the power of the Board of Directors to manage and direct the business and affairs of the Corporation, including the power to designate and empower committees of the Board of Directors to elect, appoint and empower the officers and other agents of the Corporation, and to determine the time and place of, and the notice requirements for, Board meetings, as well as quorum and voting requirements for, and the manner of taking, Board action, and

    (c)  exercise all such powers and do all such acts as may be exercised or done by the Corporation, subject to the provisions of the GCL, this Certificate, and the Bylaws.

Section 5.2.  Number of Directors.  The number of directors constituting the Board of Directors shall be as specified in the Bylaws of the Corporation.

Section 5.3.  Classes, Election and Term.  The Board of Directors shall be divided into three classes, with each class to be as nearly equal in number as reasonably possible, and with the initial term of office of the first class of directors to expire at the annual meeting of stockholders to be held after the end of the Corporation’s 1995 fiscal year, the initial term of office of the second class of directors to expire at the annual meeting of stockholders to be held after the end of the Corporation’s 1996 fiscal year and the initial term of office of the third class of directors to expire at the annual meeting of stockholders to be held after the end of the Corporation’s 1997 fiscal year.  Commencing with the annual meeting of stockholders to be held after the end of the Corporation’s 1995 fiscal year, directors elected to succeed those directors whose terms have thereupon expired shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, and upon the election and qualification of their successors.  If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain or attain, if possible, the number of directors in each class as nearly equal as reasonably possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director.  The provisions of this Section 5.3 shall become affective as of the completion of the first Board of Directors meeting held after consummation of the first underwritten public offering of Common Stock of the Corporation (the “First BOD Meeting”).  At the First BOD Meeting, the Board of Directors by resolution shall establish and determine the classes into which the directors in office as of the completion of such First BOD Meeting shall be divided.

Section 5.4  Vacancies.  Any vacancies in the Board of Directors for any reason and any newly created directorships resulting by reason of any increase in the number of directors may be filled only by the Board of Directors, acting by a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director, and any directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified.

Section 5.5.  Removal of Directors.  Except as may be provided in a resolution of resolutions providing for any class of Preferred Stock pursuant to Article IV hereof, with respect to any directors elected by the holders of such class, any director, or the entire Board of Directors, may be removed from the office at any time for cause by the affirmative vote of the holders of at least a majority of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE VI

STOCKHOLDER ACTIONS

Except as may be provided in a resolution or resolutions providing for any class of Preferred Stock pursuant to Article IV hereof, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.  Elections of directors need not be by written ballot, unless otherwise provided in the Bylaws of the Corporation.

ARTICLE VII

INDEMNIFICATION

Section 7.1.  Right to Indemnification.  Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact:

(a)	that he or she is or was a director or officer of the Corporation, or that he or she, being at the time a director of officer of the Corporation, is or was serving at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, “another enterprise” or “other enterprise”),  whether either in case (a) or in case (b) the basis of such proceeding is alleged action or inaction (x) in an official capacity as a director or officer of the Corporation, or as a director, trustee, officer, employee or agent of such other enterprise, or (y) in any other capacity related to the Corporation or such other enterprise while so serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent not prohibited by Section 145 of the GCL (or any successor provision or provisions) as the same exists or may hereafter be amended (but, in the case of any such amendment, with respect to actions taken prior to such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith if such person satisfied the applicable level of care to permit such indemnification under the GCL.  The persons indemnified by this Article VII are hereinafter referred to as “indemnitees.”  Such indemnification as to such alleged action or inaction shall continue as to an indemnitee who has after such alleged action or inaction ceased to be a director or officer of the Corporation, or director, officer, employee or agent of another enterprise; and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.  The right to indemnification conferred in this Article VII: (i) shall be a contractor right; (ii) shall not be affected adversely as to any indemnitee by any amendment of this Certificate with respect to any action or inaction occurring prior to such amendment; and (iii) shall, subject to any requirements imposed by law and the Bylaws, include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition.

Section 7.2.  Relationship to Other Rights and Provisions Concerning Indemnification.  The rights to indemnification and to the advancement of expenses conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Certificate, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.  The Bylaws may contain such other provisions concerning indemnification, including provisions specifying reasonable procedures relating to any conditions to the receipt by indemnitees of indemnification, provided that such provisions are not inconsistent with the provisions of this Article VII.

Section 7.3.  Agents and Employees.  The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation (or any person serving at the Corporation’s request as a director, trustee, officer, employee or agent of another enterprise) or to persons who are or were a director, officer, employee or agent of any of the Corporation’s affiliates, predecessor or subsidiary corporations or of a constituent corporation absorbed by the Corporation in a consolidation or merger or who is or was serving at the request of such affiliate, predecessor or subsidiary corporation or of such constituent corporation as a director, officer, employee or agent of another enterprise, in each case as determined by the Board of Directors to the fullest extent of the provisions of this Article VII in cases of the indemnification and advancement of expenses of directors and officers of the Corporation, or to any lesser extent (or greater extent, if permitted by law) determined by the Board of Directors.

ARTICLE VIII

LIMITATION OF LIABILITY OF DIRECTORS

A director of the Corporation shall, to the maximum extent now or hereafter permitted by Section 102 (b) (7) of the GCL (or any successor provision or provisions), have no personal liability to the Corporation or its stockholders of monetary damages for breach of fiduciary duty as a director.

ARTICLE IX

COMPROMISE

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the GCL, trustees in dissolution or any receiver or receivers appointed for this Corporation under the provisions of Section 297 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ARTICLE X

AMENDMENT OF BYLAWS

The Board of Directors shall have power to adopt, amend, alter, change and repeal any Bylaws by a vote of the majority of the Board of Directors then in office.  In addition to any requirements of the GCL (and notwithstanding the fact that a lesser percentage may be specified by the GCL), any adoption, amendment, alternation, change or repeal of any Bylaws by the stockholders of the Corporation shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of all of the shares of all classes of capital stock of the Corporation then entitled to vote generally in the election of directors.

ARTICLE XI

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation hereby reserves the right to amend, alter, change or repeal any provision contained in this Certificate.  Except as may be provided in a resolution or resolutions providing for any class of Preferred Stock pursuant to Article IV hereof and which relate to such class of Preferred Stock and except as provided in Article IV hereof, and such amendment, alternation, change or repeal shall require the affirmative vote of both (a) a majority of the members of the Board of Directors then in office and (b) a majority of the combined voting power of all of the shares of all classes of capital stock of the Corporation then entitled to vote generally in the election of directors.

By a vote of the majority of the Board of Directors then in office, the Board may adopt a resolution providing that at any time prior to the filing of the amendment with the Secretary of State, notwithstanding authorization of the proposed amendment by the stockholders, the Board of Directors may abandon such proposed amendment without further action by the stockholders.

Notwithstanding anything contained in this Certificate to the contrary, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the combined voting power of all of the shares of all classes of capital stock of the Corporation then entitled to vote shall be required to amend, repeal or adopt any provision inconsistent with Article V herein.

     EXHIBIT  C

GSE SYSTEMS, INC.
1995 LONG-TERM INCENTIVE PLAN
(As Amended and Restated Effective September 25, 2007)

1.           Restatement, Purpose and Types of Awards

GSE Systems, Inc., a Delaware corporation (the “Corporation”), maintained the GSE Systems, Inc. 1995 Long-Term Incentive Plan (As Amended through April 28, 2005) (the “Prior Plan”).  The Prior Plan has been amended and restated, as set forth herein, effective September 25, 2007, subject to the approval of the shareholders of the Corporation within twelve months of such effective date (the “Plan”). Notwithstanding anything herein to the contrary, nothing in this Plan shall adversely affect the rights or obligations, under any Award granted under the Prior Plan, of any grantee or holder of the Award without such person’s approval.

The purpose of the Plan is to promote the long-term growth and profitability of the Corporation by: (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation; and (ii) enabling the Corporation to attract, retain and reward the best-available persons.

The Plan permits the granting of stock options (including incentive stock options qualifying under Code section 422 and nonqualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, or any combination of the foregoing.

2.           Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

(a)           “Affiliate” shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Corporation (including, but not limited to, joint ventures, limited liability companies, and partnerships).  For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

(b)           “Award” shall mean any stock option, stock appreciation right, stock award, phantom stock award, or performance award.

(c)           “Board” shall mean the Board of Directors of the Corporation.

(d)           “Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(e)           “Common Stock” shall mean shares of common stock of the Corporation, $.01 par value.

(f)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(g)           “Fair Market Value” of a share of the Corporation’s Common Stock for any purpose on a particular date shall mean the last reported sale price per share of Common Stock, regular way, on such date or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the American Stock Exchange, or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the American Stock Exchange or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Administrator or by such other source or sources as shall be selected in good faith by the Administrator.  If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day.  As used herein, the term “trading day” shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the American Stock Exchange, any business day.

(h)           “Grant Agreement” shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

(i)           “Parent” shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of “parent corporation” provided in Code section 424(e), or any successor thereto.

(j)           “Subsidiary” and “subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of “subsidiary corporation” provided in Section 424(f) of the Code, or any successor thereto.

3.           Administration

(a)           Administration of the Plan.  The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time (the Board, committee or committees hereinafter referred to as the “Administrator”).

(b)           Powers of the Administrator.  The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:  (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Corporation; and (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period. The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

(c)           Non-Uniform Determinations.  The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d)           Limited Liability.  To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

(e)           Indemnification.  To the maximum extent permitted by law and by the Corporation's charter and bylaws, the members of the Administrator shall be indemnified by the Corporation in respect of all their activities under the Plan.

(f)           Effect of Administrator’s Decision.  All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Corporation, and their respective successors in interest.

4.           Shares Available for the Plan; Maximum Awards

Subject to adjustments as provided in Section 7(d), the shares of Common Stock that may be issued with respect to Awards granted under the Plan (including, for purposes of this Section 4, the Prior Plan) shall not exceed an aggregate of 3,500,000 shares of Common Stock.  The Corporation shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(d).  If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Corporation in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), the shares subject to such Award and the surrendered shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to the Corporation in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.

Subject to adjustments as provided in Section 7(d), the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one fiscal year of the Corporation to any one individual under this Plan shall be limited to 400,000.  Such per-individual limit shall not be adjusted to effect a restoration of shares of Common Stock with respect to which the related Award is terminated, surrendered or canceled.

5.           Participation

Participation in the Plan shall be open to all employees, officers, directors, and consultants of the Corporation, or of any Affiliate of the Corporation, as may be selected by the Administrator from time to time.

6.           Awards

The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan.  Awards may be granted individually or in tandem with other types of Awards.  All Awards are subject to the terms and conditions provided in the Grant Agreement.

(a)           Stock Options.  The Administrator may from time to time grant to eligible participants Awards of incentive stock options as that term is defined in Code section 422 or nonqualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation.  Options intended to qualify as incentive stock options under Code section 422 must have an exercise price at least equal to Fair Market Value on the date of grant, but nonqualified stock options may be granted with an exercise price less than Fair Market Value.  No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.

(b)           Stock Appreciation Rights.  The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SAR”).  An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised.  Payment by the Corporation of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator.  If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date.  No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(c)           Stock Awards.  The Administrator may from time to time grant restricted or unrestricted stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.  A stock Award may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator.

(d)           Phantom Stock.  The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units (“phantom stock”) in such amounts and on such terms and conditions as it shall determine.  Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Corporation’s assets.  An Award of phantom stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit solely as a result of the grant of a phantom stock unit to the grantee.

(e)           Performance Awards.  The Administrator may grant performance awards which become payable on account of attainment of one or more performance goals established by the Administrator.  Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Administrator. Performance goals established by the Administrator may be based on the Corporation’s or an Affiliate's operating income or one or more other business criteria selected by the Administrator that apply to an individual or group of individuals, a business unit, or the Corporation or an Affiliate as a whole, over such performance period as the Administrator may designate.

7.           Miscellaneous

(a)           Withholding of Taxes.  Grantees and holders of Awards shall pay to the Corporation or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Corporation or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award.  In the event that payment to the Corporation or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

(b)           Loans.  The Corporation or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.

(c)           Transferability.  Except as otherwise determined by the Administrator, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution.  Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

(d)           Adjustments; Business Combinations.  In the event of changes in the Common Stock of the Corporation by reason of any stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall make appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 of the Plan and to the number, kind and price of shares covered by outstanding Awards, and shall make any other adjustments in outstanding Awards, including but not limited to reducing the number of shares subject to Awards or providing or mandating alternative settlement methods such as settlement of the Awards in cash or in shares of Common Stock or other securities of the Corporation or of any other entity, or in any other matters which relate to Awards as the Administrator shall determine to be necessary or appropriate.

The Administrator is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Corporation, or the financial statements of the Corporation or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(e)           Substitution of Awards in Mergers and Acquisitions.  Awards may be granted under the Plan from time to time in substitution for Awards held by employees or directors of entities who become or are about to become employees or directors of the Corporation or an Affiliate as the result of a merger or consolidation of the employing entity with the Corporation or an Affiliate, or the acquisition by the Corporation or an Affiliate of the assets or stock of the employing entity.  The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

(f)           Termination, Amendment and Modification of the Plan.  The Board may terminate, amend or modify the Plan or any portion thereof at any time.

(g)           Non-Guarantee of Employment or Service.  Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Corporation or shall interfere in any way with the right of the Corporation to terminate such service at any time with or without cause or notice.

(h)           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person.  To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

(i)           Governing Law.  The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland without regard to its conflict of laws principles.

(j)           Effective Date; Termination Date.  The Plan is effective as of September 25, 2007, the date on which the Plan, as an amendment and restatement of the Prior Plan, was approved by the Board, subject to the approval of the stockholders of the Corporation within twelve months of such effective date.  No Award shall be granted under the Plan after the close of business on June 30, 2018.  Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.